PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2013, as supplemented January 23, 2014

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

TICKER
Bull

	Investor Class	BLPIX

	Service Class	BLPSX
Mid-Cap

	Investor Class	MDPIX

	Service Class	MDPSX
Small-Cap

	Investor Class	SLPIX

	Service Class	SLPSX
NASDAQ-100

	Investor Class	OTPIX

	Service Class	OTPSX
Large-Cap Value

	Investor Class	LVPIX

	Service Class	LVPSX

TICKER
Large-Cap Growth

	Investor Class	LGPIX

	Service Class	LGPSX
Mid-Cap Value

	Investor Class	MLPIX

	Service Class	MLPSX
Mid-Cap Growth

	Investor Class	MGPIX

	Service Class	MGPSX
Small-Cap Value

	Investor Class	SVPIX

	Service Class	SVPSX
Small-Cap Growth

	Investor Class	SGPIX

	Service Class	SGPSX
Europe 30

	Investor Class	UEPIX

	Service Class	UEPSX

ULTRA PROFUNDS

TICKER
UltraBull

	Investor Class	ULPIX

	Service Class	ULPSX
UltraMid-Cap

	Investor Class	UMPIX

	Service Class	UMPSX
UltraSmall-Cap

	Investor Class	UAPIX

	Service Class	UAPSX

TICKER
UltraDow 30

	Investor Class	UDPIX

	Service Class	UDPSX
UltraNASDAQ-100

	Investor Class	UOPIX

	Service Class	UOPSX
UltraInternational

	Investor Class	UNPIX

	Service Class	UNPSX
UltraEmerging Markets

	Investor Class	UUPIX

	Service Class	UUPSX

TICKER
UltraJapan

	Investor Class	UJPIX

	Service Class	UJPSX
UltraLatin America

	Investor Class	UBPIX

	Service Class	UBPSX

TICKER
UltraChina

	Investor Class	UGPIX

	Service Class	UGPSX

INVERSE PROFUNDS

TICKER
Bear

	Investor Class	BRPIX

	Service Class	BRPSX
Short Small-Cap

	Investor Class	SHPIX

	Service Class	SHPSX
Short NASDAQ-100

	Investor Class	SOPIX

	Service Class	SOPSX
UltraBear

	Investor Class	URPIX

	Service Class	URPSX
UltraShort Mid-Cap

	Investor Class	UIPIX

	Service Class	UIPSX
UltraShort Small-Cap

	Investor Class	UCPIX

	Service Class	UCPSX

TICKER
UltraShort Dow 30

Investor Class	UWPIX

Service Class	UWPSX
UltraShort NASDAQ-100

Investor Class	USPIX

Service Class	USPSX
UltraShort International

Investor Class	UXPIX

Service Class	UXPSX
UltraShort Emerging Markets

Investor Class	UVPIX

Service Class	UVPSX
UltraShort Japan

Investor Class	UKPIX

Service Class	UKPSX
UltraShort Latin America

Investor Class	UFPIX

Service Class	UFPSX
UltraShort China

Investor Class	UHPIX

Service Class	UHPSX

ULTRASECTOR PROFUNDS

TICKER
Banks

	Investor Class	BKPIX

	Service Class	BKPSX
Basic Materials

	Investor Class	BMPIX

	Service Class	BMPSX
Biotechnology

	Investor Class	BIPIX

	Service Class	BIPSX

TICKER
Consumer Goods

Investor Class	CNPIX

Service Class	CNPSX
Consumer Services

Investor Class	CYPIX

Service Class	CYPSX
Financials

Investor Class	FNPIX

Service Class	FNPSX

TICKER
Health Care

	Investor Class	HCPIX

	Service Class	HCPSX
Industrials

	Investor Class	IDPIX

	Service Class	IDPSX
Internet

	Investor Class	INPIX

	Service Class	INPSX
Mobile Telecommunications

	Investor Class	WCPIX

	Service Class	WCPSX
Oil & Gas

	Investor Class	ENPIX

	Service Class	ENPSX
Oil Equipment, Services & Distribution

	Investor Class	OEPIX

	Service Class	OEPSX

TICKER
Pharmaceuticals

	Investor Class	PHPIX

	Service Class	PHPSX
Precious Metals

	Investor Class	PMPIX

	Service Class	PMPSX
Real Estate

	Investor Class	REPIX

	Service Class	REPSX
Semiconductor

	Investor Class	SMPIX

	Service Class	SMPSX
Technology

	Investor Class	TEPIX

	Service Class	TEPSX
Telecommunications

	Investor Class	TCPIX

	Service Class	TCPSX
Utilities

	Investor Class	UTPIX

	Service Class	UTPSX

INVERSE SECTOR PROFUNDS

TICKER
Short Oil & Gas

	Investor Class	SNPIX

	Service Class	SNPSX

TICKER
Short Precious Metals

	Investor Class	SPPIX

	Service Class	SPPSX
Short Real Estate

	Investor Class	SRPIX

	Service Class	SRPSX

NON-EQUITY PROFUNDS

TICKER
U.S. Government Plus

Investor Class	GVPIX

Service Class	GVPSX
Rising Rates Opportunity 10

Investor Class	RTPIX

Service Class	RTPSX

TICKER
Rising Rates Opportunity

	Investor Class	RRPIX

	Service Class	RRPSX
Falling U.S. Dollar

	Investor Class	FDPIX

	Service Class	FDPSX
Rising U.S. Dollar

	Investor Class	RDPIX

	Service Class	RDPSX

Each ProFund discussed herein offers Investor Class Shares and Service Class Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class Prospectus, dated December 1, 2013 (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the ProFunds’ annual report for the fiscal year ended July 31, 2013, which have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at ProFunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty-one series are discussed herein and other series may be added in the future. Investor or Service Class shares of any publicly available ProFund may be exchanged, without any charge, for Investor or Service Class shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values (“NAVs”) of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund, other than the Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund, is classified as non-diversified. Portfolio management is provided to the ProFunds by ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”), a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Board (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds discussed below may be used by a ProFund if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund. A ProFund may reduce or eliminate its use of any of these techniques or strategies without changing the ProFund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund, will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at any time, which time may not be an opportune one for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. For purposes of Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar versus six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

A ProFund may consider changing its benchmark at any time, including if, for example: the current benchmark becomes unavailable, the Board believes that the current benchmark no longer serves the investment needs of a majority of shareholders or that another benchmark may better serve their needs, or the financial or economic environment makes it difficult for such ProFund’s investment results to correspond sufficiently to its current benchmark. If believed appropriate, a

ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective. As noted in the Prospectus, the component companies of the index for Europe 30 ProFund are set forth in Appendix A to this SAI.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to minimize tracking error, certain factors tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a ProFund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a ProFund’s direct and indirect investments in securities and other instruments. For example, ProFunds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the ProFunds, their investment policies and techniques, and the securities and financial instruments in which they invest is set forth below.

NAME POLICIES

The ProFunds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the ProFund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund’s name policy.

Additional information concerning the ProFunds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund (other than the Non-Equity ProFunds) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Also, each such ProFund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund’s investment in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund and UltraShort China ProFund are subject to the general risks associated with foreign investment.

A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund, Short Precious Metals ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

The Funds may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code “) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each ProFund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The ProFunds may engage in related closing transactions with respect to options on futures contracts. Each ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each ProFund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund may elect to close its position by taking an opposite position, which will operate to terminate the ProFund’s existing position in the contract.

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise covers its position. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

For example, a ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, with a short position in the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently to the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with its management of certain series of the Trust (UltraJapan, UltraBear, UltraShort Mid-Cap, UltraShort Small-Cap, UltraShort Dow 30, UltraShort NASDAQ-100 and UltraShort Japan (the “Commodity Pools”)), the Advisor has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). On December 5, 2012, the Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as a subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

FORWARD CONTRACTS

The ProFunds may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A ProFund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund’s rights as a creditor.

INDEX OPTIONS

Each ProFund may purchase and write options on indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

An index fluctuates with changes in the market values of the assets included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing price level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each ProFund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option.

Some index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS

Each ProFund may buy and write (sell) options for the purpose of realizing its respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option on an asset, a ProFund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a ProFund may cover its position by owning the underlying asset on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on assets held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if Rising U.S. Dollar ProFund or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

Each ProFund may engage in short sales transactions. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

Each ProFund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

SWAP AGREEMENTS

The ProFunds may enter into swap agreements for purposes of attempting to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any swap agreement will typically be a major, global financial institution. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund’s rights as a creditor.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. On a long swap, the counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark), plus an amount equal to any dividends or interest that would have been received on those assets. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets. Therefore, the return to the ProFund on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each ProFund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

As noted above, swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions.

In the normal course of business, a ProFund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund’s ISDA agreements contain provisions that require the ProFund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The ProFunds seek to mitigate risks by generally requiring that the counterparties for each ProFund agree to post collateral for the benefit of the ProFund, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund subject to certain minimum thresholds, although the ProFunds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements. A ProFund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a ProFund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its benchmark as it would if the Fund used only swaps on the underlying index.

In connection with its management of certain series of the Trust (the Commodity Pools), the Advisor has registered as a commodity pool operator (CPO) and the Commodity Pools are commodity pools under the CEA. On December 5, 2012, the Advisor also registered as a commodity trading advisor (CTA) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. In addition, the CFTC, in conjunction with other federal regulators, has proposed stricter margin requirements for certain swap transactions. The rule proposal may affect the ability of the ProFunds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the ProFunds. As of the date of this SAI, the ultimate impact of the rule proposal on the ProFunds is uncertain.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a ProFund may utilize for investment purposes, as “cover” for other investment techniques such ProFund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies. Each ProFund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each ProFund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each ProFund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include: U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance; U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund’s NAV or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. A ProFund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the ProFunds invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund. Annual portfolio turnover rates are shown in each ProFund’s summary prospectus.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect a ProFund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in its benchmark being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts, and the performance of the underlying securities in a benchmark; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Also, because ProFunds rebalance their benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of a ProFund may cause the ProFund to be over-or underexposed to its benchmark. This may result in greater tracking and correlation error.

Furthermore, each of the Ultra, Inverse and Non-Equity ProFunds, except Falling U.S. Dollar ProFund, has a single day investment objective to match the performance, a multiple (1.25x, 1.50x or 2x), the inverse (-1x) or a multiple of the inverse (-1.25x, -2x) of the performance of benchmark on a single day. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any ProFund to its benchmark may be achieved on any single day for certain ProFunds, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus and below.

LEVERAGE. Each ProFund, except the Classic ProFunds, Bear ProFund, Short Small-Cap ProFund, Short NASDAQ-100 ProFund, Short Oil & Gas ProFund, Short Precious Metals ProFund, Short Real Estate ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the ProFund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders during favorable market conditions (i.e., rising markets for the Ultra ProFunds and U.S. Government Plus ProFund and falling markets for certain of the Inverse ProFunds and Rising Rates Opportunity ProFund) and the risk of magnified losses during adverse market conditions (i.e., falling markets for the Ultra ProFunds and U.S. Government Plus ProFund and rising markets for certain of the Inverse ProFunds and Rising Rates Opportunity ProFund). Leverage should cause higher volatility of the NAVs of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest, which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF GEARED FUNDS (all Funds, except Classic ProFunds and Falling U.S. Dollar ProFund). As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to vary from its benchmark performance times the stated multiple or inverse multiple in the ProFund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund’s investment objective. This effect becomes more pronounced as volatility increases.

A geared ProFund’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the benchmark.

The fund performance for a geared Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a leveraged, inverse and inverse leveraged Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid with respect to securities in the underlying benchmark; b) no Fund expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

The first table below shows a performance example for an Ultra ProFund that has an investment objective to correspond to two times (2x) the daily performance of a benchmark. The Ultra ProFund could be expected to achieve a 20% return on a yearly basis if the benchmark performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with benchmark volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” In the charts below, areas shaded lighter represent those scenarios where a leveraged Fund with the investment objective described will return the same as or outperform (i.e., return more than) the benchmark performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	Two Times (2x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-half times (1.5x) the daily performance of its benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Half (1.5x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	One and One-Half (1.5x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-90.0%	-74.7%	-74.7%	-74.8%	-74.9%	-75.1%	-75.3%	-75.5%	-75.8%	-76.2%	-76.6%	-77.0%	-77.4%	-77.9%
-55%	-82.5%	-69.8%	-69.8%	-69.9%	-70.1%	-70.3%	-70.5%	-70.8%	-71.2%	-71.6%	-72.0%	-72.5%	-73.1%	-73.6%
-50%	-75.0%	-64.6%	-64.7%	-64.8%	-64.9%	-65.2%	-65.5%	-65.8%	-66.2%	-66.7%	-67.2%	-67.8%	-68.4%	-69.1%
-45%	-67.5%	-59.2%	-59.2%	-59.4%	-59.6%	-59.8%	-60.2%	-60.6%	-61.0%	-61.6%	-62.2%	-62.9%	-63.6%	-64.4%
-40%	-60.0%	-53.5%	-53.6%	-53.7%	-53.9%	-54.2%	-54.6%	-55.1%	-55.6%	-56.2%	-56.9%	-57.7%	-58.5%	-59.4%
-35%	-52.5%	-47.6%	-47.6%	-47.8%	-48.0%	-48.4%	-48.8%	-49.3%	-49.9%	-50.6%	-51.4%	-52.3%	-53.2%	-54.2%
-30%	-45.0%	-41.4%	-41.5%	-41.7%	-41.9%	-42.3%	-42.8%	-43.4%	-44.1%	-44.8%	-45.7%	-46.7%	-47.7%	-48.8%
-25%	-37.5%	-35.0%	-35.1%	-35.3%	-35.6%	-36.0%	-36.6%	-37.2%	-38.0%	-38.8%	-39.8%	-40.9%	-42.0%	-43.3%
-20%	-30.0%	-28.4%	-28.5%	-28.7%	-29.0%	-29.5%	-30.1%	-30.8%	-31.7%	-32.6%	-33.7%	-34.8%	-36.1%	-37.5%
-15%	-22.5%	-21.6%	-21.7%	-21.9%	-22.3%	-22.8%	-23.4%	-24.2%	-25.2%	-26.2%	-27.4%	-28.6%	-30.0%	-31.5%
-10%	-15.0%	-14.6%	-14.7%	-14.9%	-15.3%	-15.9%	-16.6%	-17.5%	-18.5%	-19.6%	-20.9%	-22.3%	-23.8%	-25.4%
-5%	-7.5%	-7.4%	-7.5%	-7.8%	-8.2%	-8.8%	-9.6%	-10.5%	-11.6%	-12.8%	-14.2%	-15.7%	-17.3%	-19.1%
0%	0.0%	0.0%	-0.1%	-0.4%	-0.8%	-1.5%	-2.3%	-3.3%	-4.5%	-5.8%	-7.3%	-8.9%	-10.7%	-12.6%
5%	7.5%	7.6%	7.5%	7.2%	6.7%	6.0%	5.1%	4.0%	2.8%	1.3%	-0.3%	-2.0%	-3.9%	-6.0%
10%	15.0%	15.4%	15.3%	14.9%	14.4%	13.7%	12.7%	11.5%	10.2%	8.7%	6.9%	5.0%	3.0%	0.8%
15%	22.5%	23.3%	23.2%	22.9%	22.3%	21.5%	20.5%	19.2%	17.8%	16.1%	14.3%	12.3%	10.1%	7.7%
20%	30.0%	31.5%	31.3%	31.0%	30.3%	29.5%	28.4%	27.1%	25.6%	23.8%	21.8%	19.7%	17.4%	14.9%
25%	37.5%	39.8%	39.6%	39.2%	38.6%	37.7%	36.5%	35.1%	33.5%	31.6%	29.5%	27.2%	24.8%	22.1%
30%	45.0%	48.2%	48.1%	47.7%	47.0%	46.0%	44.8%	43.3%	41.6%	39.6%	37.4%	35.0%	32.3%	29.5%
35%	52.5%	56.9%	56.7%	56.3%	55.5%	54.5%	53.2%	51.7%	49.8%	47.7%	45.4%	42.8%	40.0%	37.0%
40%	60.0%	65.7%	65.5%	65.0%	64.3%	63.2%	61.8%	60.2%	58.2%	56.0%	53.5%	50.8%	47.9%	44.7%
45%	67.5%	74.6%	74.4%	73.9%	73.1%	72.0%	70.6%	68.8%	66.8%	64.4%	61.8%	59.0%	55.9%	52.6%
50%	75.0%	83.7%	83.5%	83.0%	82.2%	81.0%	79.5%	77.6%	75.5%	73.0%	70.3%	67.3%	64.0%	60.5%
55%	82.5%	93.0%	92.8%	92.3%	91.4%	90.1%	88.5%	86.6%	84.3%	81.7%	78.9%	75.7%	72.3%	68.6%
60%	90.0%	102.4%	102.2%	101.6%	100.7%	99.4%	97.7%	95.7%	93.3%	90.6%	87.6%	84.3%	80.7%	76.8%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-quarter times (1.25x) the daily performance of its benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Quarter (1.25x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	One and One-Quarter (1.25x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-75.00%	-68.2%	-68.2%	-68.2%	-68.3%	-68.4%	-68.5%	-68.6%	-68.8%	-69.0%	-69.2%	-69.4%	-69.7%	-69.9%
-55%	-68.75%	-63.1%	-63.2%	-63.2%	-63.3%	-63.4%	-63.5%	-63.7%	-63.8%	-64.1%	-64.3%	-64.6%	-64.8%	-65.2%
-50%	-62.50%	-58.0%	-58.0%	-58.0%	-58.1%	-58.2%	-58.4%	-58.5%	-58.8%	-59.0%	-59.3%	-59.6%	-59.9%	-60.3%
-45%	-56.25%	-52.6%	-52.7%	-52.7%	-52.8%	-52.9%	-53.1%	-53.3%	-53.5%	-53.8%	-54.1%	-54.4%	-54.8%	-55.2%
-40%	-50.00%	-47.2%	-47.2%	-47.3%	-47.4%	-47.5%	-47.7%	-47.9%	-48.2%	-48.5%	-48.8%	-49.2%	-49.6%	-50.1%
-35%	-43.75%	-41.6%	-41.7%	-41.7%	-41.8%	-42.0%	-42.2%	-42.5%	-42.7%	-43.1%	-43.5%	-43.9%	-44.3%	-44.8%
-30%	-37.50%	-36.0%	-36.0%	-36.1%	-36.2%	-36.4%	-36.6%	-36.9%	-37.2%	-37.6%	-38.0%	-38.4%	-38.9%	-39.5%
-25%	-31.25%	-30.2%	-30.2%	-30.3%	-30.4%	-30.6%	-30.9%	-31.2%	-31.5%	-31.9%	-32.4%	-32.9%	-33.4%	-34.0%
-20%	-25.00%	-24.3%	-24.4%	-24.5%	-24.6%	-24.8%	-25.1%	-25.4%	-25.8%	-26.2%	-26.7%	-27.2%	-27.8%	-28.5%
-15%	-18.75%	-18.4%	-18.4%	-18.5%	-18.7%	-18.9%	-19.2%	-19.5%	-19.9%	-20.4%	-20.9%	-21.5%	-22.2%	-22.8%
-10%	-12.50%	-12.3%	-12.4%	-12.5%	-12.6%	-12.9%	-13.2%	-13.6%	-14.0%	-14.5%	-15.1%	-15.7%	-16.4%	-17.1%
-5%	-6.25%	-6.2%	-6.2%	-6.4%	-6.5%	-6.8%	-7.1%	-7.5%	-8.0%	-8.5%	-9.1%	-9.8%	-10.5%	-11.3%
0%	0.00%	0.0%	0.0%	-0.2%	-0.4%	-0.6%	-1.0%	-1.4%	-1.9%	-2.5%	-3.1%	-3.8%	-4.6%	-5.5%
5%	6.25%	6.3%	6.2%	6.1%	5.9%	5.6%	5.3%	4.8%	4.3%	3.7%	3.0%	2.2%	1.4%	0.5%
10%	12.50%	12.7%	12.6%	12.5%	12.3%	12.0%	11.6%	11.1%	10.5%	9.9%	9.1%	8.3%	7.5%	6.5%
15%	18.75%	19.1%	19.0%	18.9%	18.7%	18.3%	17.9%	17.4%	16.8%	16.1%	15.4%	14.5%	13.6%	12.6%
20%	25.00%	25.6%	25.5%	25.4%	25.2%	24.8%	24.4%	23.8%	23.2%	22.5%	21.7%	20.8%	19.8%	18.7%
25%	31.25%	32.2%	32.1%	32.0%	31.7%	31.3%	30.9%	30.3%	29.7%	28.9%	28.1%	27.1%	26.1%	24.9%
30%	37.50%	38.8%	38.8%	38.6%	38.3%	37.9%	37.5%	36.9%	36.2%	35.4%	34.5%	33.5%	32.4%	31.2%
35%	43.75%	45.5%	45.5%	45.3%	45.0%	44.6%	44.1%	43.5%	42.8%	41.9%	41.0%	39.9%	38.8%	37.6%
40%	50.00%	52.3%	52.2%	52.0%	51.8%	51.3%	50.8%	50.2%	49.4%	48.5%	47.5%	46.5%	45.3%	44.0%
45%	56.25%	59.1%	59.1%	58.9%	58.6%	58.1%	57.6%	56.9%	56.1%	55.2%	54.2%	53.0%	51.8%	50.4%
50%	62.50%	66.0%	65.9%	65.7%	65.4%	65.0%	64.4%	63.7%	62.9%	61.9%	60.8%	59.6%	58.3%	56.9%
55%	68.75%	72.9%	72.9%	72.7%	72.3%	71.9%	71.3%	70.5%	69.7%	68.7%	67.6%	66.3%	65.0%	63.5%
60%	75.00%	79.9%	79.9%	79.7%	79.3%	78.8%	78.2%	77.4%	76.5%	75.5%	74.3%	73.1%	71.6%	70.1%

The table below shows a performance example for an Inverse ProFund that has an investment objective to correspond to the inverse (-1x) of the daily performance of a benchmark. In the chart below, areas shaded lighter represent those scenarios where an Inverse ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where an Inverse ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of a Benchmark.

One Year Benchmark Performance	Inverse (-1x) of One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-quarter times the inverse (-1.25x) of the daily performance of a benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to One and One-Quarter the Inverse (-1.25x) of the Daily Performance of a Benchmark.

One Year Benchmark	One and One-Quarter the Inverse (-1.25x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	75.00%	214.4%	213.3%	210.0%	204.6%	197.2%	187.9%	177.0%	164.6%	151.0%	136.5%	121.2%	105.4%	89.5%
-55%	68.75%	171.3%	170.4%	167.5%	162.9%	156.5%	148.5%	139.1%	128.4%	116.7%	104.1%	90.9%	77.3%	63.5%
-50%	62.50%	137.8%	137.0%	134.5%	130.4%	124.8%	117.8%	109.6%	100.2%	89.9%	78.9%	67.3%	55.4%	43.4%
-45%	56.25%	111.1%	110.4%	108.2%	104.6%	99.6%	93.4%	86.0%	77.7%	68.6%	58.8%	48.5%	38.0%	27.3%
-40%	50.00%	89.4%	88.7%	86.7%	83.5%	79.0%	73.4%	66.9%	59.4%	51.2%	42.4%	33.2%	23.8%	14.1%
-35%	43.75%	71.3%	70.7%	68.9%	66.0%	62.0%	56.9%	51.0%	44.2%	36.8%	28.9%	20.6%	12.0%	3.3%
-30%	37.50%	56.2%	55.6%	54.0%	51.3%	47.6%	43.0%	37.6%	31.5%	24.7%	17.5%	9.9%	2.1%	-5.9%
-25%	31.25%	43.3%	42.8%	41.3%	38.8%	35.4%	31.2%	26.2%	20.6%	14.4%	7.8%	0.8%	-6.4%	-13.6%
-20%	25.00%	32.2%	31.7%	30.3%	28.1%	24.9%	21.1%	16.5%	11.3%	5.5%	-0.6%	-7.0%	-13.6%	-20.3%
-15%	18.75%	22.5%	22.1%	20.8%	18.7%	15.8%	12.2%	8.0%	3.1%	-2.2%	-7.8%	-13.8%	-19.9%	-26.1%
-10%	12.50%	14.1%	13.7%	12.5%	10.5%	7.8%	4.5%	0.5%	-4.0%	-8.9%	-14.2%	-19.7%	-25.4%	-31.2%
-5%	6.25%	6.6%	6.2%	5.1%	3.3%	0.8%	-2.3%	-6.1%	-10.3%	-14.9%	-19.8%	-25.0%	-30.3%	-35.7%
0%	0.00%	0.0%	-0.4%	-1.4%	-3.1%	-5.5%	-8.4%	-11.9%	-15.8%	-20.1%	-24.8%	-29.6%	-34.6%	-39.7%
5%	-6.25%	-5.9%	-6.2%	-7.2%	-8.8%	-11.1%	-13.8%	-17.1%	-20.8%	-24.9%	-29.2%	-33.8%	-38.5%	-43.3%
10%	-12.50%	-11.2%	-11.5%	-12.5%	-14.0%	-16.1%	-18.7%	-21.8%	-25.3%	-29.1%	-33.2%	-37.5%	-42.0%	-46.5%
15%	-18.75%	-16.0%	-16.3%	-17.2%	-18.6%	-20.6%	-23.1%	-26.0%	-29.3%	-32.9%	-36.8%	-40.9%	-45.1%	-49.4%
20%	-25.00%	-20.4%	-20.7%	-21.5%	-22.9%	-24.7%	-27.1%	-29.8%	-33.0%	-36.4%	-40.1%	-44.0%	-48.0%	-52.0%
25%	-31.25%	-24.3%	-24.6%	-25.4%	-26.7%	-28.5%	-30.7%	-33.3%	-36.3%	-39.6%	-43.1%	-46.8%	-50.6%	-54.4%
30%	-37.50%	-28.0%	-28.2%	-29.0%	-30.2%	-31.9%	-34.0%	-36.5%	-39.4%	-42.5%	-45.8%	-49.3%	-52.9%	-56.6%
35%	-43.75%	-31.3%	-31.5%	-32.2%	-33.4%	-35.0%	-37.1%	-39.4%	-42.2%	-45.1%	-48.3%	-51.6%	-55.1%	-58.6%
40%	-50.00%	-34.3%	-34.6%	-35.3%	-36.4%	-37.9%	-39.9%	-42.1%	-44.7%	-47.6%	-50.6%	-53.8%	-57.1%	-60.4%
45%	-56.25%	-37.2%	-37.4%	-38.0%	-39.1%	-40.6%	-42.4%	-44.6%	-47.1%	-49.8%	-52.7%	-55.8%	-58.9%	-62.1%
50%	-62.50%	-39.8%	-40.0%	-40.6%	-41.6%	-43.1%	-44.8%	-46.9%	-49.3%	-51.9%	-54.7%	-57.6%	-60.6%	-63.7%
55%	-68.75%	-42.2%	-42.4%	-43.0%	-44.0%	-45.3%	-47.0%	-49.1%	-51.3%	-53.8%	-56.5%	-59.3%	-62.2%	-65.1%
60%	-75.00%	-44.4%	-44.6%	-45.2%	-46.2%	-47.5%	-49.1%	-51.0%	-53.2%	-55.6%	-58.2%	-60.9%	-63.7%	-66.5%

The table below shows a performance example for an Inverse ProFund that has an investment objective to correspond to two times the inverse (-2x) of the daily performance of a benchmark. In the chart below, areas shaded lighter represent those scenarios where an Inverse ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where an Inverse ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of a Benchmark.

One Year Benchmark Performance	Two Times the Inverse (-2x) of One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of benchmark volatility and benchmark performance on the return of a geared ProFund. A ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund, except Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small Cap Growth ProFund and Europe 30 ProFund, is a “non-diversified” series of the Trust. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” ProFund, a relatively high percentage of such ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a ProFund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

RISKS TO MANAGEMENT. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or a ProFund that make it, for all practical purposes, impossible to re-position such ProFund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a ProFund from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

RISKS TO CYBERSECURITY. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each ProFund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a ProFund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the ProFunds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of ProFund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The ProFunds and their shareholders could be negatively impacted as a result. While the ProFunds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the ProFunds cannot control the cyber security plans and systems put in place by issuers in which the ProFunds invest.

RISKS OF INDEX FUNDS. Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or its Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.

Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap

ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and SAI, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and SAI.

Obligations under futures contracts, forward contracts and swap agreements so covered will not be considered senior securities for purposes of a Fund’s investment restrictions concerning senior securities.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the

ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the ProFunds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward agreements. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2013, each of the following ProFunds were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2013	Name of Broker or Dealer
Bull ProFund	$424,993	Citigroup, Inc.
	4,044,000	Deutsche Bank Securities, Inc.
	99,028	Prudential Financial, Inc.
	189,455	The Goldman Sachs Group, Inc.
	7,093,000	UMB Bank NA

Mid-Cap ProFund	1,588,000	Deutsche Bank Securities, Inc.
	2,792,000	UMB Bank NA

Small-Cap ProFund	2,781,000	Deutsche Bank Securities, Inc.
	15,249	UMB FinancialCorp.
	4,882,000	UMB BankNA

NASDAQ-100 ProFund	1,246,000	Deutsche Bank Securities, Inc.
	2,189,000	UMB Bank NA

Large-Cap Value ProFund	610,977	Citigroup, Inc.
	268,681	The Goldman Sachs Group, Inc.
	79,602	Prudential Financial, Inc.

Large-Cap Growth ProFund	48,093	Prudential Financial, Inc.

Mid-Cap Value ProFund	6,000	Deutsche Bank Securities, Inc.
	12,000	UMB Bank NA

Mid-Cap Growth ProFund	1,000	Deutsche Bank Securities, Inc.
	5,000	UMB Bank NA

Small-Cap Value ProFund	149,978	UMB Financial Corp.
	2,000	UMB BankNA

Small-Cap Growth ProFund	5,000	Deutsche Bank Securities, Inc.
	11,000	UMB Bank NA
	73,554	UMB Financial Corp.

UltraBull ProFund	3,046,000	Deutsche Bank Securities, Inc.
	218,160	The Goldman Sachs Group, Inc.
	5,346,000	UMB Bank NA
	489,386	Citigroup, Inc.
	114,033	Prudential Financial, Inc.

UltraMid-Cap ProFund	1,810,000	Deutsche Bank Securities, Inc.
	3,183,000	UMB Bank NA

UltraSmall-Cap ProFund	1,810,000	Deutsche Bank Securities, Inc.
	3,183,000	UMB Bank NA
	37,374	UMB Financial Corp.

UltraDow 30 ProFund	439,000	Deutsche Bank Securities, Inc.
	776,000	UMB Bank NA

UltraNASDAQ-100 ProFund	4,618,000	Deutsche Bank Securities, Inc.
	8,101,000	UMB Bank NA

UltraInternational ProFund	549,000	Deutsche Bank Securities, Inc.
	968,000	UMB Bank NA

UltraEmerging Markets ProFund	402,000	Deutsche Bank Securities, Inc.
	712,000	UMB Bank NA

UltraLatin America ProFund	280,000	Deutsche Bank Securities, Inc.
	498,000	UMB Bank NA

UltraChina ProFund	283,000	Deutsche Bank Securities, Inc.
	504,000	UMB Bank NA

UltraJapan ProFund	4,322,000	Deutsche Bank Securities, Inc.
	7,578,000	UMB Bank NA

Bear ProFund	3,889,000	Deutsche Bank Securities, Inc.
	6,824,000	UMB Bank NA

Short Small-Cap ProFund	405,000	Deutsche Bank Securities, Inc.
	720,000	UMB Bank NA

Short NASDAQ-100 ProFund	299,000	Deutsche Bank Securities, Inc.
	533,000	UMB Bank NA

UltraBear ProFund	1,801,000	Deutsche Bank Securities, Inc.
	3,162,000	UMB Bank NA

UltraShort Mid-Cap ProFund	292,000	Deutsche Bank Securities, Inc.
	520,000	UMB Bank NA

UltraShort Small-Cap ProFund	1,910,000	Deutsche Bank Securities, Inc.
	3,355,000	UMB Bank NA

UltraShort Dow 30 ProFund	381,000	Deutsche Bank Securities, Inc.
	674,000	UMB Bank NA

UltraShort NASDAQ-100 ProFund	938,000	Deutsche Bank Securities, Inc.
	1,651,000	UMB Bank NA

UltraShort International ProFund	522,000	Deutsche Bank Securities, Inc.
	921,000	UMB Bank NA

UltraShort Emerging Markets ProFund	1,458,000	Deutsche Bank Securities, Inc.
	2,563,000	UMB Bank NA

UltraShort Latin America ProFund	606,000	Deutsche Bank Securities, Inc.
	1,069,000	UMB Bank NA

UltraShort China ProFund	187,000	Deutsche Bank Securities, Inc.
	334,000	UMB Bank NA

UltraShort Japan ProFund	664,000	Deutsche Bank Securities, Inc.
	1,170,000	UMB Bank NA

Banks UltraSector ProFund	1,222,000	Deutsche Bank Securities, Inc.
	2,146,000	UMB Bank NA
	3,321,318	Citigroup, Inc.
	46,644	UMB Financial Corp.

Basic Materials UltraSector ProFund	342,000	Deutsche Bank Securities, Inc.
	606,000	UMB Bank NA

Biotechnology UltraSector ProFund	13,567,000	Deutsche Bank Securities, Inc.
	23,784,000	UMB Bank NA

Consumer Goods UltraSector ProFund	524,000	Deutsche Bank Securities, Inc.
	924,000	UMB Bank NA

Consumer Services UltraSector ProFund	1,762,000	Deutsche Bank Securities, Inc.
	162,046	Prudential Financial, Inc.
	3,095,000	UMB Bank NA

Financials UltraSector ProFund	830,000	Deutsche Bank Securities, Inc.
	308,540	The Goldman Sachs Group, Inc.
	1,463,000	UMB Bank NA
	668,696	Citigroup, Inc.
	10,226	UMB Financial Corp.

Health Care UltraSector ProFund	1,119,000	Deutsche Bank Securities, Inc.
	1,969,000	UMB Bank NA

Industrials UltraSector ProFund	696,000	Deutsche Bank Securities, Inc.
	1,225,000	UMB Bank NA

Internet UltraSector ProFund	1,570,000	Deutsche Bank Securities, Inc.
	2,758,000	UMB Bank NA

Mobile Telecommunications UltraSector ProFund	341,000	Deutsche Bank Securities, Inc.
	605,000	UMB Bank NA

Oil & Gas UltraSector ProFund	1,087,000	Deutsche Bank Securities, Inc.
	1,912,000	UMB Bank NA

Oil Equipment, Services & Distribution UltraSector ProFund	312,000	Deutsche Bank Securities, Inc.
	552,000	UMB Bank NA

Pharmaceuticals UltraSector ProFund	429,000	Deutsche Bank Securities, Inc.
	758,000	UMB Bank NA

Precious Metals UltraSector ProFund	1,593,000	Deutsche Bank Securities, Inc.
	2,798,000	UMB Bank NA

Real Estate UltraSector ProFund	1,181,000	Deutsche Bank Securities, Inc.
	2,076,000	UMB Bank NA

Semiconductor UltraSector ProFund	88,000	Deutsche Bank Securities, Inc.
	163,000	UMB Bank NA
	102,000	Deutsche Bank Securities, Inc.
	185,000	UMB Bank NA

Telecommunications UltraSector ProFund	131,000	Deutsche Bank Securities, Inc.
	238,000	UMB Bank NA

Utilities UltraSector ProFund	651,000	Deutsche Bank Securities, Inc.
	1,147,000	UMB Bank NA

Short Oil & Gas ProFund	129,000	Deutsche Bank Securities, Inc.
	232,000	UMB Bank NA

Short Precious Metals ProFund	1,514,000	Deutsche Bank Securities, Inc.
	2,661,000	UMB Bank NA

Short Real Estate ProFund	445,000	Deutsche Bank Securities, Inc.
	786,000	UMB Bank NA

U.S. Government Plus ProFund	3,803,000	Deutsche Bank Securities, Inc.
	6,673,000	UMB Bank NA

Rising Rates Opportunity 10 ProFund	4,496,000	Deutsche Bank Securities, Inc.
	7,887,000	UMB Bank NA

Rising Rates Opportunity ProFund	12,594,000	Deutsche Bank Securities, Inc.
	22,077,000	UMB Bank NA

Falling U.S. Dollar ProFund	645,000	Deutsche Bank Securities, Inc.
	1,137,000	UMB Bank NA

Rising U.S. Dollar ProFund	7,599,000	Deutsche Bank Securities, Inc.
	13,325,000	UMB Bank NA

Brokerage Commissions

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013 each ProFund paid brokerage commissions in the following amounts:

	2011	2012	2013
Bull ProFund	$18,592	$6,162	$4,387
Mid-Cap ProFund	5,216	2,003	14,566
Small-Cap ProFund	1,884	2,774	6,965
NASDAQ-100 ProFund	5,140	3,750	24,896
Large-Cap Value ProFund	66,165	64,154	48,312
Large-Cap Growth ProFund	29,310	50,813	39,891
Mid-Cap Value ProFund	79,437	31,459	31,572
Mid-Cap Growth ProFund	37,064	27,205	25,145
Small-Cap Value ProFund	85,951	70,563	43,665
Small-Cap Growth ProFund	49,497	21,668	21,476
Europe 30 ProFund	60,763	30,287	26,485
UltraBull ProFund	238,200	38,278	82,269
UltraMid-Cap ProFund	21,824	5,366	5,679
UltraSmall-Cap ProFund	6,660	4,725	10,690
UltraDow 30 ProFund	534	2,463	17,668
UltraNASDAQ-100 ProFund	17,251	8,077	20,930
UltraInternational ProFund	1,229	-0-	-0-
UltraEmerging Markets ProFund	18,569	17,433	5,890
UltraLatin America ProFund	10,862	5,872	2,299
UltraChina ProFund	11,289	7,489	5,544
UltraJapan ProFund	38,694	23,876	47,000
Bear ProFund	12,728	3,821	1,294
Short Small-Cap ProFund	402	1,095	1,514
Short NASDAQ-100 ProFund	3,324	2,647	6,465
UltraBear ProFund	52,488	9,474	2,056
UltraShort Mid-Cap ProFund	1,571	428	167
UltraShort Small-Cap ProFund	1,501	1,962	1,634
UltraShort Dow 30 ProFund	857	2,098	2,853
UltraShort NASDAQ-100 ProFund	2,956	1,758	3,175
UltraShort International ProFund	889	-0-	-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-

	2011	2012	2013
UltraShort Japan ProFund	26,104	11,983	14,473
Banks UltraSector ProFund	37,983	10,080	7,729
Basic Materials UltraSector ProFund	13,321	6,959	4,902
Biotechnology UltraSector ProFund	3,837	1,162	17,157
Consumer Goods UltraSector ProFund	6,750	3,181	4,759
Consumer Services UltraSector ProFund	3,892	2,826	3,537
Financials UltraSector ProFund	16,146	2,635	5,561
Health Care UltraSector ProFund	12,831	4,611	4,240
Industrials UltraSector ProFund	16,467	3,686	4,280
Internet UltraSector ProFund	7,402	2,428	3,533
Mobile Telecommunications UltraSector ProFund	10,558	6,225	3,146
Oil & Gas UltraSector ProFund	23,554	7,084	1,379
Oil Equipment, Services & Distribution UltraSector ProFund	19,957	5,960	3,997
Pharmaceuticals UltraSector ProFund	4,943	6,537	1,906
Precious Metals UltraSector ProFund	-0-	-0-	6,459
Real Estate UltraSector ProFund	17,534	8,464	12,153
Semiconductor UltraSector ProFund	15,387	4,184	3,688
Technology UltraSector ProFund	5,510	2,485	2,652
Telecommunications UltraSector ProFund	6,172	5,615	4,661
Utilities UltraSector ProFund	22,970	15,243	5,724
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	845	-0-	125
Rising Rates Opportunity 10 ProFund	613	55	-0-
Rising Rates Opportunity ProFund	1,854	-0-	-0-
Falling U.S. Dollar ProFund	224	41	-0-
Rising U.S. Dollar ProFund	894	766	749

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds. The Board has engaged the Advisor to manage the ProFunds and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the ProFunds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the ProFunds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the ProFunds’ controls over financial reporting.

The Trustees, their birth date, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

William D. Fertig Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112) ProShares Trust (123) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProFunds (112) ProShares Trust (123) Access One Trust (3)	RSR Partners, Inc

Name and Birth Date	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares Trust (123) Access One Trust (3)

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present) and of ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC: Managing Partner (June 2008 to present).	ProFunds (112) ProShares Trust (123) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies advised by ProFund Advisors and any operational registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Mr. Fertig joined the Board in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	Over $100,000

Russell S. Reynolds, III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	$10,001-$50,000	$10,001-$50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

As of November 4, 2013, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2012.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds;

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Compensation of Trustees

Each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended July 31, 2013.

Name:	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$18,285	$0	$0	$203,000
Russell S. Reynolds, III, Trustee	$18,285	$0	$0	$203,000
Michael C. Wachs, Trustee	$18,285	$0	$0	$203,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. In addition, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund: 0.025% of the ProFund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund’s net assets in excess of $2 billion. During the fiscal year ended July 31, 2013, no ProFund’s annual investment advisory fee was subject to such reductions. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares Trust.

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$334,341	$-0-	$501,889	$-0-	$604,859	$-0-
Mid-Cap ProFund	274,661	-0-	160,712	2,167	250,699	-0-
Small-Cap ProFund	197,443	25,451	105,162	47,113	138,746	56,092
NASDAQ-100 ProFund	338,937	-0-	294,445	-0-	332,262	-0-
Large-Cap Value ProFund	142,500	24,928	225,558	18,060	343,091	1,145
Large-Cap Growth ProFund	121,836	24,841	294,778	6,417	218,232	97
Mid-Cap Value ProFund	162,113	19,564	76,566	47,831	133,090	32,704
Mid-Cap Growth ProFund	209,709	-0-	105,722	55,791	123,325	18,208
Small-Cap Value ProFund	127,643	32,266	143,585	51,740	196,822	45,826
Small-Cap Growth ProFund	218,368	12,428	105,611	63,445	122,975	37,058

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
Europe 30 ProFund	143,890	-0-	28,760	28,760	116,273	4,009
UltraBull ProFund	717,229	-0-	429,292	-0-	426,621	-0-
UltraMid-Cap ProFund	498,742	-0-	271,157	-0-	327,265	-0-
UltraSmall-Cap ProFund	449,757	-0-	288,007	3,142	274,502	2,372
UltraDow 30 ProFund	139,789	8,407	158,018	47,834	149,261	43,815
UltraNASDAQ-100 ProFund	1,028,402	-0-	953,829	-0-	$1,001,623	-0-
UltraInternational ProFund	232,604	9,012	157,770	-0-	270,846	-0-
UltraEmerging Markets ProFund	479,178	-0-	358,896	-0-	176,176	-0-
UltraLatin America ProFund	356,594	-0-	163,473	-0-	117,118	-0-
UltraChina ProFund	217,319	10,806	103,339	26,562	121,659	20,104
UltraJapan ProFund	170,617	29,223	118,293	31,562	347,766	16,890
Bear ProFund	438,489	-0-	412,935	6,327	247,739	3,007
Short Small-Cap ProFund	103,776	25,285	102,360	54,585	91,161	85,665
Short NASDAQ-100 ProFund	102,922	21,347	78,617	24,155	100,439	20,284
UltraBear ProFund	536,325	-0-	333,391	-0-	248,578	-0-
UltraShort Mid-Cap ProFund	24,154	24,154	34,704	29,986	24,724	24,724
UltraShort Small-Cap ProFund	170,297	36,427	144,241	50,704	141,973	34,359
UltraShort Dow 30 ProFund	65,299	22,877	68,444	43,849	56,427	52,164
UltraShort NASDAQ-100 ProFund	213,814	-0-	141,346	11,252	130,015	17,837
UltraShort International ProFund	114,822	-0-	137,729	2,284	97,493	2,288
UltraShort Emerging Markets ProFund	83,923	11,227	58,004	34,564	56,721	19,853
UltraShort Latin America ProFund	24,013	24,013	37,166	31,656	30,011	23,633

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
UltraShort China ProFund	25,434	25,434	30,467	28,095	22,502	22,502
UltraShort Japan ProFund	35,051	29,474	21,251	21,251	37,191	25,708
Banks UltraSector ProFund	119,178	21,732	119,272	22,212	161,131	6,298
Basic Materials UltraSector ProFund	289,104	-0-	140,201	5,147	103,284	1,581
Biotechnology UltraSector ProFund	74,046	8,062	92,134	27,411	1,008,794	1,845
Consumer Goods UltraSector ProFund	21,028	21,028	26,646	26,646	47,331	26,074
Consumer Services UltraSector ProFund	29,705	29,705	49,525	26,762	126,268	15,586
Financials UltraSector ProFund	73,179	30,123	64,229	28,402	96,862	23,628
Health Care UltraSector ProFund	55,648	26,405	57,427	31,488	128,421	13,957
Industrials UltraSector ProFund	94,491	17,479	43,882	43,882	87,121	10,442
Internet UltraSector ProFund	242,224	-0-	132,936	7,364	176,887	-0-
Mobile Telecommunications UltraSector ProFund	27,725	27,725	19,543	19,543	122,086	16,178
Oil & Gas UltraSector ProFund	569,487	-0-	377,254	-0-	287,826	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	278,723	10,121	144,370	5,636	107,097	1,303
Pharmaceuticals UltraSector ProFund	31,698	24,980	76,599	26,734	110,169	11,328
Precious Metals UltraSector ProFund	518,373	-0-	333,040	-0-	272,870	-0-

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
Real Estate UltraSector ProFund	223,796	13,699	208,310	21,413	223,041	11,305
Semiconductor UltraSector ProFund	94,246	22,511	43,745	28,360	35,068	24,315
Technology UltraSector ProFund	97,479	12,268	92,582	15,260	69,900	15,508
Telecommunications UltraSector ProFund	30,454	25,395	31,349	29,130	62,588	22,532
Utilities UltraSector ProFund	101,946	17,729	149,298	23,357	73,729	33,295
Short Oil & Gas ProFund	29,683	21,270	19,437	19,437	23,392	23,318
Short Precious Metals ProFund	80,920	26,673	53,968	27,561	59,023	21,476
Short Real Estate ProFund	74,366	8,406	36,215	25,524	30,134	25,353
U.S. Government Plus ProFund	335,260	-0-	255,618	-0-	218,003	-0-
Rising Rates Opportunity 10 ProFund	461,344	-0-	298,220	-0-	264,263	-0-
Rising Rates Opportunity ProFund	1,894,834	-0-	975,658	-0-	854,544	-0-
Falling U.S. Dollar ProFund	131,597	7,613	70,270	18,151	65,435	21,418
Rising U.S. Dollar ProFund	370,364	-0-	831,185	-0-	560,223	-0-

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, as applicable, the amounts of advisory fees waived in the chart above for certain of the ProFunds do not reflect the following amounts reimbursed to such Funds:

REIMBURSEMENTS

	2011	2012	2013
Europe 30 ProFund	$-0-	$12,263	$-0-

UltraShort Mid-Cap ProFund	2,046	-0-	2,260

UltraShort Latin America ProFund	8,853	-0-	-0-

UltraShort China ProFund	1,538	-0-	4,851
UltraShort Japan ProFund	-0-	11,047	-0-

Consumer Goods UltraSector ProFund	17,723	3,398	-0-

Consumer Services UltraSector ProFund	6,053	-0-	-0-

Industrials UltraSector ProFund	-0-	12,309	-0-

Mobile Telecommunications UltraSector ProFund	2,465	8,021	-0-

Short Oil & Gas ProFund	-0-	9,384	-0-

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through November 30, 2014, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Expense Limit
Fund Name	Investor Class	Service Class
Banks UltraSector ProFund	1.78%	2.78%
Basic Materials UltraSector ProFund	1.78%	2.78%
Bear ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.95%	2.95%
Bull ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.78%	2.78%
Consumer Services UltraSector ProFund	1.78%	2.78%
Europe 30 ProFund	1.78%	2.78%
Falling U.S. Dollar ProFund	1.78%	2.78%
Financials UltraSector ProFund	1.78%	2.78%
Health Care UltraSector ProFund	1.78%	2.78%
Industrials UltraSector ProFund	1.78%	2.78%
Internet UltraSector ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.78%	2.78%
Large-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.78%	2.78%
Mid-Cap ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.78%	2.78%
Mobile Telecommunications UltraSector ProFund	1.78%	2.78%

	Expense Limit
Fund Name	Investor Class	Service Class
Oil & Gas UltraSector ProFund	1.95%	2.95%
Oil Equipment, Services & Distribution UltraSector ProFund	1.78%	2.78%
NASDAQ-100 ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.78%	2.78%
Precious Metals UltraSector ProFund	1.78%	2.78%
Real Estate UltraSector ProFund	1.78%	2.78%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.78%	2.78%
Short Oil & Gas ProFund	1.78%	2.78%
Short NASDAQ-100 ProFund	1.78%	2.78%
Short Precious Metals ProFund	1.78%	2.78%
Short Real Estate ProFund	1.78%	2.78%
Short Small-Cap ProFund	1.78%	2.78%
Small-Cap Growth ProFund	1.78%	2.78%
Small-Cap ProFund	1.78%	2.78%
Small-Cap Value ProFund	1.78%	2.78%
Technology UltraSector ProFund	1.78%	2.78%
Telecommunications UltraSector ProFund	1.78%	2.78%
U.S. Government Plus ProFund	1.70%	2.70%
UltraBear ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraChina ProFund	1.78%	2.78%
UltraDow 30 ProFund	1.78%	2.78%
UltraEmerging Markets ProFund	1.95%	2.95%
UltraInternational ProFund	1.95%	2.95%
UltraJapan ProFund	1.78%	2.78%
UltraLatin America ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraNASDAQ-100 ProFund	1.95%	2.95%
UltraShort China ProFund	1.78%	2.78%
UltraShort Dow 30 ProFund	1.78%	2.78%
UltraShort Emerging Markets ProFund	1.78%	2.78%
UltraShort International ProFund	1.78%	2.78%
UltraShort Japan ProFund	1.78%	2.78%
UltraShort Latin America ProFund	1.78%	2.78%
UltraShort Mid-Cap ProFund	1.78%	2.78%
UltraShort NASDAQ-100 ProFund	1.78%	2.78%
UltraShort Small-Cap ProFund	1.78%	2.78%
UltraSmall-Cap ProFund	1.78%	2.78%
Utilities UltraSector ProFund	1.78%	2.78%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2011 Recouped	2012 Recouped	2013 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	3,747	-0-	-0-
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-

	2011 Recouped	2012 Recouped	2013 Recouped
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	-0-	-0-	-0-
Mid-Cap Value ProFund	-0-	-0-	-0-
Mid-Cap Growth ProFund	5,853	-0-	-0-
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	9,584	-0-	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	-0-	-0-
UltraSmall-Cap ProFund	2,918	-0-	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	-0-	6,485	22,198
UltraEmerging Markets ProFund	-0-	-0-	-0-
UltraLatin America ProFund	-0-	-0-	-0-
UltraChina ProFund	-0-	-0-	-0-
UltraJapan ProFund	-0-	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	$-0-	$-0-	$-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-
UltraShort Japan ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	6,486	-0-	-0-
Biotechnology UltraSector ProFund	-0-	-0-	44,781
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-
Internet UltraSector ProFund	6,322	-0-	8,837
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	-0-	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	10,614	-0-	-0-
Pharmaceuticals UltraSector ProFund	-0-	-0-	-0-
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	-0-	-0-	-0-
Semiconductor UltraSector ProFund	-0-	-0-	-0-
Technology UltraSector ProFund	-0-	-0-	-0-
Telecommunications UltraSector ProFund	-0-	-0-	-0-
Utilities UltraSector ProFund	-0-	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors LLC a fee at the annual rate of 0.15% of the average daily net assets for each ProFund.

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$66,868	$-0-	$100,379	$-0-	$120,973	$-0-
Mid-Cap ProFund	54,933	-0-	32,143	433	50,140	-0-
Small-Cap ProFund	39,489	5,090	21,032	9,422	27,750	11,219
NASDAQ-100 ProFund	72,630	-0-	63,096	-0-	71,199	-0-
Large-Cap Value ProFund	28,500	4,986	45,112	3,612	68,619	229
Large-Cap Growth ProFund	24,367	4,968	58,956	1,283	43,647	19
Mid-Cap Value ProFund	32,423	3,913	15,313	9,566	26,618	6,541
Mid-Cap Growth ProFund	41,942	-0-	21,145	11,159	24,666	3,642
Small-Cap Value ProFund	25,529	6,453	28,717	10,348	39,365	9,165
Small-Cap Growth ProFund	43,674	2,486	21,122	12,689	24,595	7,412
Europe 30 ProFund	28,778	-0-	5,752	5,752	23,255	802

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
UltraBull ProFund	143,446	-0-	85,859	-0-	85,325	-0-
UltraMid-Cap ProFund	99,749	-0-	54,232	-0-	65,453	-0-
UltraSmall-Cap ProFund	89,952	-0-	57,602	628	54,901	475
UltraDow 30 ProFund	27,958	1,681	31,604	9,567	29,852	8,763
UltraNASDAQ-100 ProFund	205,681	-0-	190,767	-0-	200,326	-0-
UltraInternational ProFund	46,521	1,803	31,554	-0-	54,170	-0-
UltraEmerging Markets ProFund	95,836	-0-	71,780	-0-	35,236	-0-
UltraLatin America ProFund	71,319	-0-	32,695	-0-	23,424	-0-
UltraChina ProFund	43,464	2,161	20,668	5,313	24,332	4,021
UltraJapan ProFund	28,436	4,871	19,716	5,260	57,961	2,815
Bear ProFund	87,698	-0-	82,588	1,265	49,548	602
Short Small-Cap ProFund	20,755	5,057	20,472	10,917	18,232	17,133
Short NASDAQ-100 ProFund	20,585	4,270	15,724	4,831	20,088	4,057
UltraBear ProFund	107,266	-0-	66,679	-0-	49,716	-0-
UltraShort Mid-Cap ProFund	4,831	4,831	6,941	5,997	4,945	4,945
UltraShort Small-Cap ProFund	34,059	7,285	28,848	10,141	28,395	6,872
UltraShort Dow 30 ProFund	13,060	4,575	13,689	8,770	11,285	10,433
UltraShort NASDAQ-100 ProFund	42,763	-0-	28,270	2,251	26,003	3,567
UltraShort International ProFund	22,964	-0-	27,546	457	19,499	458
UltraShort Emerging Markets ProFund	16,785	2,245	11,601	6,913	11,344	3,970
UltraShort Latin America ProFund	4,802	4,802	7,433	6,331	6,002	4,727
UltraShort China ProFund	5,087	5,087	6,093	5,619	4,500	4,500
UltraShort Japan ProFund	5,842	4,912	3,542	3,542	6,198	4,284
Banks UltraSector ProFund	23,836	4,346	23,855	4,443	32,226	1,260
Basic Materials UltraSector ProFund	57,821	-0-	28,040	1,029	20,657	316
Biotechnology UltraSector ProFund	14,809	1,612	18,427	5,482	201,760	369

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
Consumer Goods UltraSector ProFund	4,206	4,206	5,329	5,329	9,466	5,215
Consumer Services UltraSector ProFund	5,941	5,941	9,905	5,352	25,254	3,117
Financials UltraSector ProFund	14,636	6,025	12,846	5,681	19,372	4,725
Health Care UltraSector ProFund	11,130	5,281	11,486	6,298	25,684	2,791
Industrials UltraSector ProFund	18,898	3,496	8,777	8,777	17,425	2,088
Internet UltraSector ProFund	48,445	-0-	26,588	1,473	35,378	-0-
Mobile Telecommunications UltraSector ProFund	5,545	5,545	3,909	3,909	24,418	3,236
Oil & Gas UltraSector ProFund	113,898	-0-	75,451	-0-	57,565	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	55,745	2,024	28,874	1,127	21,420	261
Pharmaceuticals UltraSector ProFund	6,339	4,996	15,320	5,347	22,034	2,266
Precious Metals UltraSector ProFund	103,675	-0-	66,609	-0-	54,574	-0-
Real Estate UltraSector ProFund	44,759	2,740	41,662	4,282	44,608	2,261
Semiconductor UltraSector ProFund	18,849	4,502	8,749	5,672	7,014	4,863
Technology UltraSector ProFund	19,496	2,454	18,517	3,052	13,980	3,102
Telecommunications UltraSector ProFund	6,091	5,079	6,270	5,826	12,518	4,506
Utilities UltraSector ProFund	20,389	3,546	29,860	4,672	14,746	6,659
Short Oil & Gas ProFund	5,937	4,254	3,887	3,887	4,678	4,663
Short Precious Metals ProFund	16,184	5,335	10,794	5,513	11,805	4,295
Short Real Estate ProFund	14,873	1,681	7,243	5,105	6,027	5,071
U.S. Government Plus ProFund	100,579	-0-	76,686	-0-	65,401	-0-

	2011		2012		2013
	Earned	Waived	Earned	Waived	Earned	Waived
Rising Rates Opportunity 10 ProFund	92,269	-0-	59,644	-0-	52,853	-0-
Rising Rates Opportunity ProFund	378,969	-0-	195,133	-0-	170,910	-0-
Falling U.S. Dollar ProFund	26,319	1,523	14,054	3,630	13,087	4,284
Rising U.S. Dollar ProFund	74,073	-0-	166,238	-0-	112,045	-0-

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of July 31, 2013.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Alexander Ilyasov	39	$1,140,949,506	0	$0	0	$0
Michelle Liu	19	$6,896,010,900	0	$0	0	$0
Rachel Ames	0	$0	0	$0	0	$0
Jeffrey Ploshnick	11	$353,095,406	7	$1,044,589,104	0	$0
Michael Neches	0	$0	10	$1,542,368,183	0	$0
Charles Lowery	0	$0	0	$0	0	$0

1	Includes assets of publicly available ProFunds, publicly available series of Access One Trust, and series of ProShares Trust.
2	Includes assets of series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of July 31, 2013 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Alexander Ilyasov	None	None
Michelle Liu	None	None
Rachel Ames	None	None
Jeffrey Ploshnick	None	$1 -$10,000
Michael Neches	None	None
Charles Lowery	None	None

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the ProFunds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each ProFund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor and the ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel that are Access Persons subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ CCO or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a ProFund’s shareholders, no conflict exists between the interests of a ProFund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA and acts as the administrator to the ProFunds. The Administrator provides the ProFunds with all required general administrative services, including, but not limited to, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds under the service agreement. Each ProFund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, Citi, as Administrator, was entitled to administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2011	2012	2013
	Earned	Earned	Earned
Bull ProFund	$18,141	$31,465	$36,842
Mid-Cap ProFund	15,182	10,331	15,100
Small-Cap ProFund	10,627	6,642	8,344
NASDAQ-100 ProFund	19,506	20,239	21,538
Large-Cap Value ProFund	7,586	13,860	20,734
Large-Cap Growth ProFund	6,660	18,776	13,270
Mid-Cap Value ProFund	8,609	4,796	7,998
Mid-Cap Growth ProFund	11,205	6,960	7,427
Small-Cap Value ProFund	6,881	8,817	11,636
Small-Cap Growth ProFund	11,516	6,885	7,279
Europe 30 ProFund	7,765	1,808	6,945
UltraBull ProFund	39,138	26,978	25,767
UltraMid-Cap ProFund	26,950	17,135	19,700
UltraSmall-Cap ProFund	24,309	18,577	16,627
UltraDow 30 ProFund	7,569	9,918	9,075
UltraNASDAQ-100 ProFund	56,138	60,246	61,479
UltraInternational ProFund	12,486	9,314	16,317
UltraEmerging Markets ProFund	26,144	22,436	10,483
UltraLatin America ProFund	19,593	10,582	7,049
UltraChina ProFund	11,806	6,484	7,309
UltraJapan ProFund	7,690	6,228	17,295
Bear ProFund	24,295	26,167	15,065
Short Small-Cap ProFund	5,658	6,246	5,615
Short NASDAQ-100 ProFund	5,484	4,759	6,089
UltraBear ProFund	29,441	21,314	15,198
UltraShort Mid-Cap ProFund	1,314	2,203	1,500
UltraShort Small-Cap ProFund	9,192	8,935	8,534
UltraShort Dow 30 ProFund	3,564	4,299	3,425
UltraShort NASDAQ-100 ProFund	11,596	8,907	7,952
UltraShort International ProFund	6,705	8,915	6,003
UltraShort Emerging Markets ProFund	3,760	3,703	3,313
UltraShort Latin America ProFund	1,321	2,362	1,809
UltraShort China ProFund	1,514	1,735	1,366
UltraShort Japan ProFund	1,576	996	1,882
Banks UltraSector ProFund	6,409	7,572	9,782
Basic Materials UltraSector ProFund	15,566	9,045	6,379
Biotechnology UltraSector ProFund	4,036	5,794	59,681
Consumer Goods UltraSector ProFund	1,134	1,641	2,929
Consumer Services UltraSector ProFund	1,606	3,026	7,455
Financials UltraSector ProFund	3,858	4,037	5,971
Health Care UltraSector ProFund	3,007	3,554	7,789

	2011	2012	2013
	Earned	Earned	Earned
Industrials UltraSector ProFund	4,659	2,959	5,221
Internet UltraSector ProFund	13,053	8,775	10,717
Mobile Telecommunications UltraSector ProFund	1,529	1,135	7,462
Oil & Gas UltraSector ProFund	30,506	24,023	17,762
Oil Equipment, Services & Distribution UltraSector ProFund	14,950	9,308	6,660
Pharmaceuticals UltraSector ProFund	1,724	4,664	6,724
Precious Metals UltraSector ProFund	28,170	21,310	16,936
Real Estate UltraSector ProFund	12,127	13,109	13,766
Semiconductor UltraSector ProFund	5,043	2,726	2,155
Technology UltraSector ProFund	5,204	5,746	4,435
Telecommunications UltraSector ProFund	1,642	2,015	3,918
Utilities UltraSector ProFund	5,618	9,233	4,613
Short Oil & Gas ProFund	1,837	1,107	1,075
Short Precious Metals ProFund	4,366	3,496	3,721
Short Real Estate ProFund	4,112	2,308	1,751
U.S. Government Plus ProFund	27,168	24,958	19,779
Rising Rates Opportunity 10 ProFund	25,206	19,001	15,938
Rising Rates Opportunity ProFund	101,985	63,583	51,866
Falling U.S. Dollar ProFund	7,217	4,434	3,829
Rising U.S. Dollar ProFund	18,153	51,827	32,896

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

	2011	2012	2013
Bull ProFund	$38,581	$71,243	$82,144
Mid-Cap ProFund	32,053	25,027	34,892
Small-Cap ProFund	27,675	21,337	24,523
NASDAQ-100 ProFund	38,494	44,388	46,910
Large-Cap Value ProFund	16,992	32,345	46,561

	2011	2012	2013
Large-Cap Growth ProFund	15,178	42,570	30,055
Mid-Cap Value ProFund	18,641	12,297	18,870
Mid-Cap Growth ProFund	23,246	16,543	17,339
Small-Cap Value ProFund	16,041	21,962	27,711
Small-Cap Growth ProFund	24,710	17,162	17,793
Europe 30 ProFund	15,275	4,107	15,021
UltraBull ProFund	79,027	61,577	58,265
UltraMid-Cap ProFund	54,844	39,532	44,270
UltraSmall-Cap ProFund	54,360	47,060	42,217
UltraDow 30 ProFund	14,903	21,668	19,436
UltraNASDAQ-100 ProFund	109,819	130,659	132,243
UltraInternational ProFund	24,162	20,013	34,682
UltraEmerging Markets ProFund	51,068	48,513	22,815
UltraLatin America ProFund	38,241	23,065	15,343
UltraChina ProFund	23,064	14,302	15,867
UltraJapan ProFund	14,927	13,395	36,083
Bear ProFund	47,592	56,414	32,165
Short Small-Cap ProFund	11,238	14,088	12,042
Short NASDAQ-100 ProFund	10,711	10,207	13,034
UltraBear ProFund	57,765	46,097	32,459
UltraShort Mid-Cap ProFund	2,581	4,773	3,218
UltraShort Small-Cap ProFund	17,976	19,923	18,190
UltraShort Dow 30 ProFund	6,979	9,296	7,367
UltraShort NASDAQ-100 ProFund	22,680	19,268	16,998
UltraShort International ProFund	13,162	19,251	12,827
UltraShort Emerging Markets ProFund	7,331	8,021	7,029
UltraShort Latin America ProFund	2,588	5,145	3,890
UltraShort China ProFund	2,960	3,745	2,934
UltraShort Japan ProFund	3,063	2,153	3,999

	2011	2012	2013
Banks UltraSector ProFund	12,933	16,743	21,094
Basic Materials UltraSector ProFund	30,557	19,966	13,861
Biotechnology UltraSector ProFund	8,077	12,759	124,523
Consumer Goods UltraSector ProFund	3,028	4,319	6,858
Consumer Services UltraSector ProFund	4,404	7,743	16,856
Financials UltraSector ProFund	9,150	10,322	14,250
Health Care UltraSector ProFund	6,746	8,457	17,094
Industrials UltraSector ProFund	10,518	8,074	12,486
Internet UltraSector ProFund	25,608	19,148	22,783
Mobile Telecommunications UltraSector ProFund	3,061	2,528	15,791
Oil & Gas UltraSector ProFund	59,861	52,432	38,011
Oil Equipment, Services & Distribution UltraSector ProFund	29,247	20,289	14,260
Pharmaceuticals UltraSector ProFund	3,531	10,259	14,277
Precious Metals UltraSector ProFund	54,756	45,842	35,730
Real Estate UltraSector ProFund	24,277	29,001	29,410
Semiconductor UltraSector ProFund	10,086	6,175	4,829
Technology UltraSector ProFund	11,186	13,356	10,319
Telecommunications UltraSector ProFund	3,351	4,582	8,355
Utilities UltraSector ProFund	11,517	20,484	10,116
Short Oil & Gas ProFund	3,492	2,401	2,260
Short Precious Metals ProFund	8,568	7,541	7,816
Short Real Estate ProFund	7,874	4,997	3,734
U.S. Government Plus ProFund	53,057	54,087	41,929
Rising Rates Opportunity 10 ProFund	48,970	41,079	34,154
Rising Rates Opportunity ProFund	198,352	136,851	111,221
Falling U.S. Dollar ProFund	13,959	9,552	8,211
Rising U.S. Dollar ProFund	35,734	112,523	69,896

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as Custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the Custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the Custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each ProFund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended July 31, 2013, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$101,332	$-0-
Mid-Cap ProFund	16,818	-0-
Small-Cap ProFund	20,696	-0-
NASDAQ-100 ProFund	57,740	-0-
Large-Cap Value ProFund	37,654	-0-
Large-Cap Growth ProFund	35,076	-0-
Mid-Cap Value ProFund	39,004	-0-
Mid-Cap Growth ProFund	41,771	-0-
Small-Cap Value ProFund	39,463	-0-
Small-Cap Growth ProFund	32,231	-0-
Europe 30 ProFund	19,999	-0-
UltraBull ProFund	47,025	-0-
UltraMid-Cap ProFund	29,483	-0-
UltraSmall-Cap ProFund	13,096	-0-
UltraDow 30 ProFund	25,186	-0-
UltraNASDAQ-100 ProFund	56,764	-0-
UltraInternational ProFund	5,561	-0-
UltraEmerging Markets ProFund	13,749	-0-
UltraLatin America ProFund	9,168	-0-
UltraChina ProFund	26,690	-0-
UltraJapan ProFund	15,508	-0-
Bear ProFund	73,754	-0-
Short Small-Cap ProFund	22,690	-0-
Short NASDAQ-100 ProFund	11,742	-0-
UltraBear ProFund	27,216	-0-
UltraShort Mid-Cap ProFund	2,460	-0-
UltraShort Small-Cap ProFund	27,352	-0-
UltraShort Dow 30 ProFund	4,721	-0-
UltraShort NASDAQ-100 ProFund	5,157	-0-
UltraShort International ProFund	15,807	-0-
UltraShort Emerging Markets ProFund	4,900	-0-
UltraShort Latin America ProFund	3,181	-0-
UltraShort China ProFund	1,512	-0-
UltraShort Japan ProFund	782	-0-
Banks UltraSector ProFund	16,800	-0-
Basic Materials UltraSector ProFund	15,077	-0-
Biotechnology UltraSector ProFund	58,356	-0-

Fund	Service Class Paid	Service Class Waived
Consumer Goods UltraSector ProFund	9,392	-0-
Consumer Services UltraSector ProFund	21,242	-0-
Financials UltraSector ProFund	15,874	-0-
Health Care UltraSector ProFund	18,243	-0-
Industrials UltraSector ProFund	11,388	-0-
Internet UltraSector ProFund	13,962	-0-
Mobile Telecommunications UltraSector ProFund	9,107	-0-
Oil & Gas UltraSector ProFund	34,581	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	7,963	-0-
Pharmaceuticals UltraSector ProFund	74,084	-0-
Precious Metals UltraSector ProFund	36,208	-0-
Real Estate UltraSector ProFund	20,545	-0-
Semiconductor UltraSector ProFund	3,660	-0-
Technology UltraSector ProFund	9,561	-0-
Telecommunications UltraSector ProFund	6,574	-0-
Utilities UltraSector ProFund	8,259	-0-
Short Oil & Gas ProFund	3,024	-0-
Short Precious Metals ProFund	5,968	-0-
Short Real Estate ProFund	850	-0-
U.S. Government Plus ProFund	52,640	-0-
Rising Rates Opportunity 10 ProFund	33,253	-0-
Rising Rates Opportunity ProFund	77,810	-0-
Falling U.S. Dollar ProFund	10,238	-0-
Rising U.S. Dollar ProFund	78,652	-0-

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund’s shares or the amount a ProFund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds. Dealers may not use sales of the ProFunds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that First Allied Securities, Jefferson National, LPL Financial Corporation, Morgan Stanley & Co. Incorporated, and Wells Fargo will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of ProFund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund may use financial firms that sell ProFund shares to effect transactions for the ProFund’s portfolio, the ProFund and ProFund Advisors will not consider the sale of ProFund shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2011	2012	2013
Bull ProFund	$84,080	$162,357	$236,536
Mid-Cap ProFund	112,746	82,988	104,781
Small-Cap ProFund	72,630	41,334	50,113
NASDAQ-100 ProFund	123,117	112,102	140,488
Large-Cap Value ProFund	51,102	93,112	135,332
Large-Cap Growth ProFund	35,145	119,637	83,130
Mid-Cap Value ProFund	59,525	41,279	50,989
Mid-Cap Growth ProFund	47,428	57,790	38,133
Small-Cap Value ProFund	38,596	57,618	79,823
Small-Cap Growth ProFund	66,988	53,005	49,187
Europe 30 ProFund	29,869	20,503	43,021
UltraBull ProFund	228,527	148,908	128,062
UltraMid-Cap ProFund	190,658	120,282	125,764
UltraSmall-Cap ProFund	127,650	98,053	80,892
UltraDow 30 ProFund	28,487	64,329	53,089
UltraNASDAQ-100 ProFund	295,506	365,048	339,003
UltraInternational ProFund	85,791	85,296	94,220
UltraEmerging Markets ProFund	145,552	136,832	57,236
UltraLatin America ProFund	103,411	55,126	30,547
UltraChina ProFund	78,867	40,176	30,819
UltraJapan ProFund	56,392	44,570	118,373
Bear ProFund	217,697	194,152	88,115
Short Small-Cap ProFund	34,192	39,238	37,535
Short NASDAQ-100 ProFund	34,771	32,296	36,099
UltraBear ProFund	206,864	120,384	79,888
UltraShort Mid-Cap ProFund	4,945	16,118	4,342
UltraShort Small-Cap ProFund	30,450	38,233	37,095
UltraShort Dow 30 ProFund	18,005	25,191	21,058
UltraShort NASDAQ-100 ProFund	54,683	48,095	35,371
UltraShort International ProFund	48,165	51,844	41,852
UltraShort Emerging Markets ProFund	28,737	25,707	26,178
UltraShort Latin America ProFund	7,155	21,505	10,803
UltraShort China ProFund	5,712	15,482	5,638
UltraShort Japan ProFund	8,872	12,024	7,479
Banks UltraSector ProFund	42,927	49,682	62,924
Basic Materials UltraSector ProFund	110,708	67,698	37,007
Biotechnology UltraSector ProFund	24,198	44,230	492,299
Consumer Goods UltraSector ProFund	6,567	14,020	17,973
Consumer Services UltraSector ProFund	9,413	23,003	54,205
Financials UltraSector ProFund	28,161	32,117	39,031
Health Care UltraSector ProFund	20,869	29,464	53,785
Industrials UltraSector ProFund	28,450	40,638	31,231
Internet UltraSector ProFund	94,303	64,209	65,989
Mobile Telecommunications UltraSector ProFund	9,366	11,559	55,454
Oil & Gas UltraSector ProFund	221,362	195,543	105,681
Oil Equipment, Services & Distribution UltraSector ProFund	108,415	76,637	38,660

	2011	2012	2013
Pharmaceuticals UltraSector ProFund	10,889	39,766	25,091
Precious Metals UltraSector ProFund	137,586	100,674	75,880
Real Estate UltraSector ProFund	85,947	97,858	99,977
Semiconductor UltraSector ProFund	42,500	24,824	14,370
Technology UltraSector ProFund	25,041	31,932	15,673
Telecommunications UltraSector ProFund	8,702	18,014	25,607
Utilities UltraSector ProFund	43,000	70,900	34,062
Short Oil & Gas ProFund	8,971	13,778	3,672
Short Precious Metals ProFund	34,164	23,778	20,435
Short Real Estate ProFund	41,843	21,107	13,480
U.S. Government Plus ProFund	172,420	125,701	101,341
Rising Rates Opportunity 10 ProFund	169,950	158,260	115,755
Rising Rates Opportunity ProFund	773,927	519,663	337,452
Falling U.S. Dollar ProFund	44,980	34,173	28,875
Rising U.S. Dollar ProFund	83,955	424,989	272,240

For the fiscal years ended July 31, 2011, July 31, 2012 and July 31, 2013, the Advisor paid, out of its own resources, $97,862, $228,405 and $205,062 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, but not limited to: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Class Shares and Investor Class Shares and.

All shares of the ProFunds are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of November 4, 2013, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Funds.

See Appendix C to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds has elected and intends to be taxed each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund’s taxable year, (i) at least 50% of the fair market value of the ProFund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other RICs) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular ProFund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a ProFund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a ProFund were to fail to meet the 90% gross income, diversification, or distribution test described above, the ProFund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a ProFund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify for taxation as a RIC under the Code, the ProFund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Distributions from a ProFund would not be deductible by the ProFund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the ProFund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a ProFund qualifies as a RIC that is accorded special tax treatment, the ProFund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the ProFunds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses), in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a ProFund will be subject to tax at regular corporate rates. If a ProFund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the ProFund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the ProFund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of a ProFund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The ProFunds are not required to, and there can be no assurance that a ProFund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year. Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. The ProFunds intend generally to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and is paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a ProFund’s net investment income. Instead, potentially subject to certain limitations, a ProFund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the ProFund retains or distributes such gains. If a ProFund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. If a ProFund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the ProFund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A ProFund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

See the ProFunds’ most recent annual shareholder report for the ProFunds’ available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain – the excess of net long-term capital gains from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the ProFund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a ProFund owned (or is treated as having owned) for one year or less will be taxable to shareholders as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryforwards.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a ProFund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of ProFund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a ProFund.

If, in and with respect to any taxable year, a ProFund makes a distribution to a shareholder in excess of the ProFund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable in the manner described herein whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a ProFund before a shareholder’s investment (and thus were included in the price the shareholder paid for the ProFund shares). Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a ProFund, may qualify for the 70% dividends-received deduction, provided holding period and other requirements are met at both the shareholder and ProFund level. However, the corporate alternative minimum tax may disallow the dividends -received deduction in certain circumstances. The Inverse, Inverse Sector and Non-Equity ProFunds do not expect that a significant portion, if any, of their distributions will qualify for the corporate dividends-received deduction.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a ProFund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the ProFund’s shares. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares. Upon the redemption, sale or exchange of ProFund shares, the ProFund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the ProFunds Prospectus for more information.

MARKET DISCOUNT

If a ProFund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a ProFund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the ProFund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a ProFund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts are treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a ProFund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a ProFund in options, futures and forward contracts, swaps, and other derivative financial instruments, as well as any of its hedging, short sale, securities loans or similar transactions, are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a ProFund are treated as ordinary or capital, accelerate the recognition of income or gains to a ProFund and defer or possibly prevent the recognition or use of certain losses by a ProFund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a ProFund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a ProFund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, a ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the 30th day after the close of a ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as “excess distributions.” Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the ProFund generally would be required to include in its gross income its share of the ordinary earnings and net capital gain of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a ProFund recognizing income without a corresponding receipt of cash and accordingly require the ProFund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the ProFund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, a ProFund may incur the tax and interest charges described above in some instances.

REAL ESTATE INVESTMENT TRUSTS

A ProFund’s investments in REIT equity securities may result in the ProFund’s receipt of cash in excess of the REIT’s earnings; if the ProFund distributes these amounts, these distributions could constitute a return of capital to ProFund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a ProFund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a ProFund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a ProFund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A ProFund may invest directly or indirectly (through its investment in REITs) in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT or other pass-through entity that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a ProFund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

UNRELATED BUSINESS TAXABLE INCOME

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund that recognizes excess inclusion income, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal income tax rate imposed on corporations. The extent to which this IRS guidance remains applicable to CRTs in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the ProFund. The ProFunds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Income received by a ProFund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If a ProFund qualifies as a RIC and if more than 50% of the value of such ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat qualified foreign taxes paid by the ProFund to foreign countries in respect of foreign securities that the ProFund has held for at least the minimum period specified in the Code as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. The ProFunds generally do not anticipate that they will be eligible to make this election, and therefore do not anticipate that shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

FOREIGN CURRENCY TRANSACTIONS

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain Section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s Section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, reducing each shareholder’s basis in his or her ProFund shares.

As described above, at least 90% of a ProFund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

Certain of a ProFund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a ProFund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the ProFund’s book income is less than its taxable income, the ProFund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a ProFund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the ProFund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding.

The backup withholding tax rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS. In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

Distributions that are properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. For distributions with respect to taxable years of the ProFunds beginning before January 1, 2014, a ProFund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a United States person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the

ProFund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the ProFund in a written notice to shareholders (“short-term capital gain dividends”). A ProFund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the ProFund reports all or a portion of a payment as an interest-related or short-term capital gain dividend. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2014, or what the terms of such an extension would be. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of ProFunds shares who or which is a foreign shareholder has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will in general be subject to U.S. federal income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial holder of shares that is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of a ProFund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the ProFund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign shareholders from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs, which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules discussed in the following paragraph may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs (or, prior to January 1, 2014, RICs) and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

If a ProFund were a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, under a special “look-through” rule, any distributions from the ProFund (including, in certain cases, distributions made by the ProFund in redemption of its shares) that are attributable directly or indirectly to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the ProFund from a lower-tier RIC or REIT that the ProFund is required to treat as USRPI gain in its hands would retain their character as gains realized from USRPIs in the hands of the ProFund’s foreign shareholders. On and after January 1, 2014, the special “look-through” rule for distributions by the Fund described above applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the ProFund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the ProFund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the ProFund did not exceed 5% at any time during the prior year), the USRPI distributions generally will be treated as ordinary income (regardless of any reporting by the ProFund that such distribution is a Capital Gain Dividend or short-term capital gain dividend), and the ProFund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be.

Foreign shareholders of such ProFunds also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of ProFund shares.

In addition, a ProFund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, such withholding was generally not required with respect to amounts paid in redemption of shares of a ProFund if the ProFund was a domestically controlled USRPHC or, in certain limited cases, if the ProFund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. The exemption from withholding for redemptions will expire for redemptions made on or after January 1, 2014 and such withholding is required, without regard to whether a Fund or any RIC in which a ProFund invests is domestically controlled, unless Congress enacts legislation providing otherwise. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension would be.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a ProFund.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a ProFund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a ProFund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of ProFund shares. If a payment by a ProFund is subject to FATCA withholding, the ProFund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a ProFund could be required to report annually their “financial interest” in the ProFund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a ProFund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local, and foreign taxes, depending on each shareholder’s particular situation. Foreign shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (for instance, banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above. Prospective investors should consult their tax advisors for more information about their own tax situations, including possible other federal, state, local, and foreign tax consequences of investing in a Fund.

TAX EQUALIZATION

Each ProFund intends to distribute its net investment income and capital gains, if any, to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a ProFund is not treated as a “personal holding company” for U.S. federal income tax purposes, the ProFund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of tax “equalization,” may have the effect of reducing the amount of income and/or gains that a ProFund is required to distribute as dividends to non-redeeming shareholders. The amount of any undistributed income and/or gains is reflected in the value of a ProFund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a ProFund’s use of this practice.

TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Lehman Brothers, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE MKT U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Inc, the Paris CAC 40, Deutsche Aktien Index, Bank of New York Mellon and The NASDAQ Stock Market, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix B to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by The Bank of New York Mellon, Dow Jones, the Frank Russell Company, Morgan Stanley, NASDAQ, Nihon Keizai Shimbun, Inc, or Standard & Poor’s, (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc. “ICE Futures U.S.®” and “IntercontinentalExchange®” are registered trademarks of the IntercontinentalExchange, Inc. The “U.S. Dollar Index®” and “USDX®” are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500® Value Index,” “S&P 500® Growth Index,” “S&P Mid-Cap 400® Growth Index,” “S&P Mid-Cap 400® Value Index,” “S&P Small-Cap 600® Growth Index,” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc.

An Index Provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The Index Providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The Index Providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The Index Providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

BNY Mellon Indices

BNY Mellon, BNY Mellon Emerging Markets 50 ADR Index, BNY Mellon China Select ADR Index and BNY Mellon Latin America 35 ADR Index (“BNYM Index Marks”) are service marks of The Bank of New York Mellon Corporation or any of its subsidiaries, affiliates or group companies (“BNY Mellon”) and have been licensed for use for certain purposes by ProFunds. ProFunds’ products based on the BNYM Index Marks named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon, and BNY Mellon does not make any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the indexes named above to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ProFunds, on the other, is limited to the licensing of certain service marks and trade names of BNY Mellon, and the BNYM Index Marks are determined, composed and calculated by BNY Mellon without regard to ProFunds or its products. BNY Mellon has no obligation to take the needs of ProFunds or the purchasers or owners of its products into consideration in determining, composing or calculating the indexes named above. BNY Mellon is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the products. BNY MELLON DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN, AND BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUNDS, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Indexes

“MSCI®” is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the Funds or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell Indexes

The Small-Cap, UltraSmall-Cap, Short Small-Cap and UltraShort Small-Cap ProFunds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Small-Cap, UltraSmall-Cap, Short Small-Cap and UltraShort Small-Cap ProFunds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANT DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THERIN.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProFunds. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProFunds with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProFunds or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProFunds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, case the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROFUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT

LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROFUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended July 31, 2013 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 30, 2013

All Companies	Weight
ARM HOLDINGS PLC-SPONS ADR	5.85%
HSBC HOLDINGS PLC-SPONS ADR	5.46%
TOTAL SA-SPON ADR	5.07%
VODAFONE GROUP PLC-SP ADR	5.07%
ROYAL DUTCH SHELL PLC-ADR	4.70%
ANHEUSER-BUSCH INBEV SPN ADR	4.60%
SIEMENS AG-SPONS ADR	4.09%
ASML HOLDING NV-NY REG SHS	4.03%
SAP AG-SPONSORED ADR	3.67%
SANOFI-ADR	3.62%
BANCO SANTANDER SA-SPON ADR	3.46%
BHP BILLITON PLC-ADR	3.45%
BP PLC-SPONS ADR	3.37%
ERICSSON (LM) TEL-SP ADR	3.32%
RIO TINTO PLC-SPON ADR	3.27%
UNILEVER N V-NY SHARES	3.07%
ING GROEP N.V.-SPONSORED ADR	2.99%
SHIRE PLC-ADR	2.87%
BARCLAYS PLC-SPONS ADR	2.79%
ENI SPA-SPONSORED ADR	2.68%
KONINKLIJKE PHILIPS NVR- NY	2.64%
TENARIS SA-ADR	2.61%
ASTRAZENECA PLC-SPONS ADR	2.55%
TELEFONICA SA-SPON ADR	2.50%
STATOIL ASA-SPON ADR	2.43%
ELAN CORP PLC-SPONS ADR	2.42%
GLAXOSMITHKLINE PLC-SPON ADR	2.38%
DIAGEO PLC-SPONSORED ADR	2.14%
NOKIA CORP-SPON ADR	1.70%
ARCELORMITTAL-NY REGISTERED	1.18%

Eligible countries include Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA— An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (DBRS).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A — Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB — Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB — Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B — Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C — Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D — A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TBW-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rated “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACE.

APPENDIX C

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the ProFunds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 4, 2013, the following persons owned 5% or more of the shares of the ProFunds. Persons who own more than 25% of the shares of a ProFund may be deemed to control that ProFund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Banks UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.5%

Basic Materials UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	25.3%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	25.2%

Biotechnology UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	41.1%

	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	31.2%

Bull ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	30.9%

Consumer Services UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	25.6%

Europe 30 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	33.5%

Falling U.S. Dollar ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	35.4%

Healthcare UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	25.8%

Industrials UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	31.5%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Internet UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.4%

Large-Cap Growth ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	27.1%

Large-Cap Value ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	41.7%

Mobile Telecommunications UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	26.6%

	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	25.9%

Oil & Gas UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	31.0%

Real Estate UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	35.4%

	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	27.3%

Rising Rates Opportunity ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.0%

Rising Rates Opportunity 10 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	43.7%

Rising U.S. Dollar ProFund	LPL Financial 9785 Towne Center Drive San Diego, CA 92121	DE	LPL Financial Holdings Inc.	35.0%

Semiconductor UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	45.6%

Short NADAQ-100 ProFund	Trust Company of America PO Box 6503 FBO 249 Englewood, CO 80155	CO	N/A	41.1%

	Trust Company of America PO Box 6503 FBO 341 Englewood, CO 80155	CO	N/A	28.0%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Short Oil & Gas ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	32.3%

Short Precious Metals ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	34.4%

	Trust Company of America PO Box 6503 FBO 75 Englewood, CO 80155	CO	N/A	30.2%

Short Real Estate ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	52.5%

Short Small-Cap ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	28.8%

Small-Cap ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	30.5%

Small-Cap Growth ProFunds	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	36.2%

Telecommunications UltraSector ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	44.8%

U.S. Government Plus ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	42.4%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	27.6%

UltraChina ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	25.3%

UltraDow 30 ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	26.0%

UltraEmerging Markets ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	33.7%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
UltraJapan ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	30.3%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	26.8%

UltraLatin America ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	25.9%

UltraMid-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	28.9%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	27.6%

UltraShort China ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	27.6%

UltraShort Dow 30 ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	26.2%

UltraShort Emerging Markets ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	32.9%

UltraShort Japan ProFund	Manoj Agrawal 1872 Stockwell Drive Columbus, OH 43235	N/A	N/A	28.1%

UltraShort Latin America ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	32.8%

UltraShort Small-Cap ProFund	Trust Company of America PO Box 6503 FBO 185 Englewood, CO 80155	CO	N/A	29.5%

UltraSmall-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	26.3%

Utilities UltraSector ProFund	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	DE	Fidelity Management & Research Co.	51.6%

As of November 4, 2013, to the knowledge of management no person beneficially owned five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below:

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BANKS ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	186,470	29.47%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	142,604	22.54%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	44,713	7.07%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	41,622	6.58%

	FREDERICK T STAFFORD IRA 43025 RIVER BEND DR PLYMOUTH MI 481703685	38,639	6.11%

BANKS ULTRASECTOR PROFUND – SERVICE CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	10,674	35.32%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9,016	29.84%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5,887	19.48%

BASIC MATERIALS ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	150,682	27.28%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	146,802	26.58%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	126,716	22.94%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	34,678	6.28%

BASIC MATERIALS ULTRASECTOR PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	14,994	32.05%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5,426	11.60%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,318	9.23%

BEAR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	512,869	31.21%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	345,964	21.05%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	305,169	18.57%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	185,649	11.30%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BEAR PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	247,378	27.42%

BIOTECHNOLOGY ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	921,559	43.02%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	674,817	31.50%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	168,174	7.85%

BIOTECHNOLOGY ULTRASECTOR PROFUND – SERVICE CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	33,782	30.97%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	27,529	25.24%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	24,039	22.04%

BULL PROFUND – INVESTOR CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	448,747	33.59%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	273,381	20.47%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	197,437	14.78%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	171,211	12.82%

BULL PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	33,227	27.99%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	10,704	9.02%

CONUSUMER GOODS ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	23,691	29.76%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	18,026	22.65%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14,546	18.27%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,006	6.29%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	4,466	5.61%

CONSUMER GOODS ULTRASECTOR PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	7,322	37.85%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,449	7.49%

CONSUMER SERVICES ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	178,219	28.97%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	161,469	26.25%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	127,786	20.77%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	34,061	5.54%

CONSUMER SERVICES ULTRASECTOR PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	11,099	13.51%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7,598	9.25%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	6,980	8.50%

EUROPE 30 PROFUND – INVESTOR CLASS

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	877,428	36.78%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	842,537	35.32%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	472,758	19.82%

EUROPE 30 PROFUND – SERVICE CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	13,549	10.34%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	10,481	8.00%

FALLING U.S. DOLLAR PROFUND – INVESTOR CLASS

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	125,733	40.78%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	52,577	17.05%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	46,567	15.10%

FALLING U.S. DOLLAR PROFUND – SERVICE CLASS

TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	6,818	14.59%

OSCAR ARIAS MARISELA S ARIAS THE ARIAS FAMILY TRUST DTD 08/14/2008 10278 STALLIONS LN SAN DIEGO CA 92130	4,496	9.62%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	3,472	7.43%

STEVE LOH JOSEPHINE LOH JTWROS 11256 MONTICOOK COURT SAN DIEGO CA 92127	2,619	5.60%

MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	2,407	5.15%

FINANCIALS ULTRASECTOR PROFUND – INVESTOR CLASS

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	188,705	24.04%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	144,977	18.47%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	117,017	14.90%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	70,024	8.92%

VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355	41,413	5.27%

FINANCIALS ULTRASECTOR PROFUND – SERVICE CLASS

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	40,619	22.55%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	22,919	12.72%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11,964	6.64%

HEALTH CARE ULTRASECTOR PROFUND – INVESTOR CLASS

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	179,928	29.86%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	130,242	21.61%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	86,131	14.29%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	69,098	11.47%

HEALTH CARE ULTRASECTOR PROFUND – SERVICE CLASS

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	25,326	20.79%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	15,125	12.41%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7,135	5.86%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
INDUSTRIALS ULTRASECTOR PROFUND – INVESTOR CLASS

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	164,788	36.08%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	114,213	25.00%

TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	66,907	14.65%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	48,080	10.53%

INDUSTRIALS ULTRASECTOR PROFUND – SERVICE CLASS

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	12,702	18.92%

INTERNET ULTRASECTOR PROFUND – INVESTOR CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	633,483	30.98%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	499,723	24.44%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	392,211	19.18%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	115,223	5.63%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
INTERNET ULTRASECTOR PROFUND – SERVICE CLASS

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	50,173	28.87%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	17,852	10.27%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14,088	8.11%

LARGE CAP GROWTH PROFUND – INVESTOR CLASS

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	135,180	40.52%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	88,779	26.61%

TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	29,168	8.74%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	17,145	5.14%

LARGE CAP GROWTH PROFUND – SERVICE CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8,792	5.27%

LARGE CAP VALUE PROFUND – INVESTOR CLASS

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	132,966	49.59%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	19,196	7.16%

	DALE F JENKINS DALE F JENKINS REVOCABLE TRUST DTD 03/13/1986 PO BOX 23278 SHAWNEE MISSION KS 662830278	16,756	6.25%

	MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	16,569	6.18%

LARGE CAP VALUE PROFUND – SERVICE CLASS

	STEPHEN H BERGHOFER IRA 1724 WESTWOOD DR ANDERSON IN 460111154	4,777	9.06%

MID-CAP GROWTH PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	43,050	30.23%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	31,644	22.22%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	26,270	18.45%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	12,195	8.56%

MID-CAP GROWTH PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	6,400	8.32%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	4,928	6.40%

MID-CAP VALUE PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	35,322	30.49%

	MG TRUST COMPANY CUST FBO ELM REPAIR REFRIGERATION INC 717 17TH STREET SUITE 1300 DENVER CO 80202	28,282	24.41%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8,928	7.71%

MID-CAP VALUE PROFUND – INVESTOR CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7,169	6.19%

MID-CAP VALUE PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	2,630	5.79%

MID-CAP PROFUND – INVESTOR CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,381,702	65.29%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	350,135	16.54%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	199,442	9.42%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MID-CAP PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	17,836	18.06%

	FLORASTEIN C STALLWORTH FLORASTEIN C STALLWORTH MANAGEMENT TRUST AGREEMENT DTD 07/25/2006 302 OSMAN DRIVE MADISON AL 35756	7,009	7.10%

	JOHN L STALLWORTH JOHN LEE STALLWORTH MANAGEMENT TRUST AGREEMENT DTD 07/25/2006 302 OSMAN DRIVE MADISON AL 35756	7,009	7.10%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	51,628	28.63%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	46,142	25.59%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	31,958	17.72%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	11,253	6.24%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND – SERVICE CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	4,152	30.19%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,027	22.01%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	JOYCE L SOCKS IRA ONE SHAFTSBURY LANE HILTON HEAD ISLAND SC 29926	949	6.90%

	A GIFT OF LIFE HEART & LUNG TRANSPLANT 4371 MADISON AVENUE SUPPORT GROUP TRUMBULL CT 06611	888	6.46%

NASDAQ-100 PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	151,715	30.30%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	123,866	24.74%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	75,000	14.98%

NASDAQ-100 PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10,481	8.44%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	8,833	7.11%

OIL & GAS ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	212,639	34.18%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	155,144	24.94%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	56,119	9.02%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	51,198	8.23%

OIL & GAS ULTRASECTOR PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	18,555	21.49%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	17,265	19.99%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	14,040	16.26%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	6,812	7.89%

OIL, EQUIPMENT SERVICES & DISTRIBUTION ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	122,372	25.07%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	109,145	22.36%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	46,876	9.60%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	41,201	8.44%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	29,090	5.96%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	26,000	5.33%

OIL, EQUIPMENT SERVICES & DISTRIBUTION ULTRASECTOR PROFUND – SERVOCE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	15,500	25.33%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,122	8.37%

PHARMACEUTICALS ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	124,383	28.98%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	119,412	27.82%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	45,138	10.52%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	38,296	8.92%

PRECIOUS METALS ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	489,783	19.36%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	458,893	18.14%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	411,967	16.28%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	253,839	10.03%

PRECIOUS METALS ULTRASECTOR PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	40,737	21.04%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10,177	5.26%

REAL ESTATE ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	278,325	36.45%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	207,928	27.23%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	157,821	20.67%

REAL ESTATE ULTRASECTOR PROFUND – SERVICE CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	7,302	28.09%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	6,483	24.94%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	4,845	18.64%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
RISING RATES OPPORTUNITY 10 PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	860,799	45.23%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	261,303	13.73%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	214,659	11.28%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	211,314	11.10%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	121,006	6.36%

RISING RATES OPPORTUNITY 10 PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	40,511	57.28%

	MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	19,319	27.32%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5,007	7.08%

RISING RATES PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	4,800,434	32.76%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	2,853,620	19.48%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,281,522	15.57%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,281,527	8.75%

RISING PROFUND – SERVICE CLASS

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	914,139	47.11%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	143,424	7.39%

RISING U.S. DOLLAR PROFUND – INVESTOR CLASS

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	378,435	55.38%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	63,722	9.33%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	60,080	8.79%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	37,247	5.45%

SEMICONDUCTOR ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	71,808	48.93%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	28,369	19.33%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	10,744	7.32%

SEMICONDUCTOR ULTRASECTOR PROFUND – SERVICE CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,837	76.52%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	709	6.14%

	MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	584	5.06%

SHORT NASDAQ-100 PROFUND – INVESTOR CLASS

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	3,650,563	80.48%

SHORT NASDAQ-100 PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	52,139	12.47%

	H WILLIAM TAEUSCH IRA 4760 EL CENTRO AVENUE OAKLAND CA 94602	25,766	6.16%

	THOMAS A PRZYBYL IRA 5889 OLD ORCHARD DR HAMBURG NY 140757225	22,503	5.38%

SHORT OIL & GAS PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	259,745	36.91%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	93,313	13.26%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	57,777	8.21%

	DNST PROPERTIES LLC 6612 N LE MAI AVE LINCOLNWOOD IL 607123102	50,552	7.18%

SHORT OIL & GAS PROFUND – SERVICE CLASS

	MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	9,798	9.85%

	TERRY A SPENCER IRA 33 GARDEN DR FAIRPORT NY 14450	9,321	9.37%

	PATRICIA M SPENCER IRA 33 GARDEN DR FAIRPORT NY 14450	5,689	5.72%

SHORT PRECIOUS METALS PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	492,292	50.91%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	159,964	16.54%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	65,773	6.80%

SHORT PRECIOUS METALS PROFUND – SERVICE CLASS

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	441,598	88.90%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SHORT REAL ESTATE PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	398,034	53.14%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	54,534	7.28%

SHORT REAL ESTATE PROFUND – SERVICE CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,529	57.99%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,293	13.56%

	SIWEI HONG ROTH IRA 217 DANDELION LN SAN RAMON CA 945825566	487	5.11%

SHORT SMALL-CAP PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	338,805	32.75%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	299,735	28.97%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	87,794	8.49%

SHORT SMALL-CAP PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	132,711	92.01%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SMALL-CAP GROWTH PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	222,426	48.91%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	74,851	16.46%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	61,356	13.49%

SMALL-CAP GROWTH PROFUND – SERVICE CLASS

	SUSAN J BROOKS IRA 5336 COURTNEY PLACE COLUMBUS OH 43235	9,176	5.65%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	8,660	5.34%

	WILLIAM L ORSBORN ROLLOVER IRA 636 HYATTS ROAD DELAWARE OH 43015	8,377	5.16%

SMALL-CAP VALUE PROFUND – INVESTOR CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,439,491	72.93%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	269,920	13.68%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	130,954	6.63%

SMALL-CAP VALUE PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	8,588	10.55%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SMALL-CAP PROFUND – INVESTOR CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	146,834	33.59%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	86,392	19.76%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	31,335	7.17%

	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	25,587	5.85%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	22,354	5.11%

SMALL-CAP PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	17,422	38.21%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	3,754	8.23%

TECHNOLOGY ULTRASECTOR PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	42,207	22.70%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	35,767	19.23%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	26,299	14.14%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	15,369	8.26%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	11,947	6.42%

TECHNOLOGY ULTRASECTOR PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	12,211	34.28%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5,736	16.10%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,305	9.28%

TELECOMMUNICATIONS ULTRASECTOR PROFUND – INVESTOR CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	218,688	47.58%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	72,692	15.81%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	50,417	10.97%

	TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	31,520	6.86%

TELECOMMUNICATIONS ULTRASECTOR PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	14,554	45.99%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
U.S. GOVERNMENT PLUS PROFUND – INVESTOR CLASS

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	439,845	42.81%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	288,044	28.03%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	60,258	5.86%

U.S. GOVERNMENT PLUS PROFUND – SERVICE CLASS

TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	3,567	22.91%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,118	13.60%

MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	2,024	13.00%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,731	11.12%

KATHLEEN M CALELLO VITTORIA CALELLO TRUST DTD 08/30/2007 45 WINGED FOOT LN WASHINGTON NJ 078821526	1,520	9.76%

ULTRADOW 30 PROFUND – INVESTOR CLASS

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	124,902	28.33%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	98,512	22.35%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	53,999	12.25%

ULTRADOW 30 PROFUND – SERVICE CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	12,700	28.68%

MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	8,280	18.70%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	5,618	12.69%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,535	12.50%

ULTRABEAR PROFUND – INVESTOR CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	530,746	21.30%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	486,512	19.52%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	379,367	15.22%

ULTRABEAR PROFUND – SERVICE CLASS

MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	43,425	49.97%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	16,935	19.49%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	14,150	16.28%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	4,971	5.72%

ULTRABULL PROFUND – INVESTOR CLASS

ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	268,594	25.49%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	211,398	20.07%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	209,755	19.91%

ULTRABULL PROFUND – SERVICE CLASS

TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	144,438	70.97%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	16,784	8.25%

ULTRACHINA PROFUND – INVESTOR CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	449,048	26.67%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	298,974	17.76%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	167,117	9.92%

JOSEPH CHANG TOD 7171 CREST ROAD RANCHO PALOS VERDES CA 90275	107,503	6.38%

EDWARD JIMIN CHANG TOD 7171 CREST RD RANCHO PALOS VERDES CA 902754544	103,412	6.14%

ULTRACHINA PROFUND – SERVICE CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	58,809	65.24%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	11,695	12.97%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,152	5.71%

ULTRAEMERGING MARKETS PROFUND – INVESTOR CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	717,501	34.55%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	263,952	12.71%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	166,323	8.01%

ULTRAEMERGING MARKETS PROFUND – SERVICE CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	11,526	13.84%

C-33

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7,848	9.43%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,302	7.57%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,618	6.75%

ULTRAINTERNATIONAL PROFUND – INVESTOR CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	1,503,809	59.51%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	368,518	14.58%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	198,631	7.86%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	180,004	7.12%

ULTRAINTERNATIONAL PROFUND – SERVICE CLASS

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14,827	10.99%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	8,483	6.29%

ULTRAJAPAN PROFUND – INVESTMENT CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,100,801	30.35%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	986,697	27.21%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	242,816	6.70%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	189,914	5.24%

ULTRAJAPAN PROFUND – SERVICE CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	18,400	25.95%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	15,861	22.37%

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	9,764	13.77%

ULTRALATIN AMERICA PROFUND – INVESTOR CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	484,925	27.22%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	271,400	15.23%

E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	227,410	12.77%

JOSEPH CHANG TOD 7171 CREST ROAD RANCHO PALOS VERDES CA 90275	119,451	6.71%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	118,128	6.63%

ULTRALATIN AMERICA PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	25,937	17.69%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	23,252	15.86%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	15,263	10.41%

ULTRAMID-CAP PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	250,435	29.24%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	224,684	26.23%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	105,147	12.28%

ULTRAMID-CAP PROFUND – SERVICE CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,103	18.49%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,206	11.62%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	2,872	10.41%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRANASDAW-100 PROFUND – INVESTOR CLASS
	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	715,743	22.02%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	701,296	21.58%

	FOUR SIGMA CAPITAL LTD PARTNERSHIP III ONE CRANBERRY HILL LEXINGTON MA 024217394	306,795	9.44%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	262,129	8.07%

	ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	216,974	6.68%

ULTRANASDAQ-100 PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	32,032	19.17%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	29,867	17.87%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	27,617	16.53%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	21,857	13.08%

ULTRASHORT CHINA PROFUND – INVESTOR CLASS

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	316,049	31.05%

	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	185,958	18.27%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	109,339	10.74%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	88,213	8.67%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	50,931	5.00%

ULTRASHORT CHINA PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	107,670	77.39%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	21,398	15.38%

ULTRASHORT DOW 30 PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	129,405	27.96%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	74,678	16.13%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	51,318	11.09%

ULTRABSHORT DOW 30 PROFUND – SERVICE CLASS

	MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	25,445	79.07%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,411	7.49%

ULTRASHORT EMERGING MARKETS PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	271,672	43.48%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	65,960	10.56%

	WARREN M MERGUERIAN KAREN A MERGUERIAN TEN COM 730 WOODCHUCK LN TOMS RIVER NJ 087552132	57,164	9.15%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	41,150	6.59%

ULTRASHORT EMERGING MARKETS PROFUND – SERVICE CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	11,906	5.03%

ULTRASHORT INTERNATIONAL PROFUND – INVESTOR CLASS

	WARREN M MERGUERIAN KAREN A MERGUERIAN TEN COM 730 WOODCHUCK LN TOMS RIVER NJ 087552132	173,285	20.60%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	165,664	19.70%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	89,800	10.68%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	WARREN M MERGUERIAN D D S P A DEFINED BENEFIT PENSION PLAN WARREN M MERGUERIAN KAREN A MERGUERIAN 557 FISCHER BLVD TOMS RIVER NJ 087536274	88,581	10.53%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	75,830	9.02%

	WARREN M MERGUERIAN KAREN A MERGUERIAN WARREN M MERGUERIAN JR DDS PA PSP 557 FISCHER BLVD TOMS RIVER NJ 087536274	44,503	5.29%

ULTRASHORT INTERNATIONAL PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	80,395	76.86%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	22,008	21.04%

ULTRASHORT JAPAN PROFUND – INVESTOR CLASS

	MANOJ AGRAWAL ROTH IRA 1872 STOCKWELL DR COLUMBUS OH 432357370	176,107	28.15%

	WARREN M MERGUERIAN KAREN A MERGUERIAN TEN COM 730 WOODCHUCK LN TOMS RIVER NJ 087552132	111,523	17.83%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	62,715	10.02%

	WARREN M MERGUERIAN D D S P A DEFINED BENEFIT PENSION PLAN WARREN M MERGUERIAN KAREN A MERGUERIAN 557 FISCHER BLVD TOMS RIVER NJ 087536274	57,009	9.11%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	53,353	8.53%

	MANJULA AGRAWAL ROTH IRA 1872 STOCKWELL DR COLUMBUS OH 43235	47,448	7.58%

ULTRASHORT JAPAN PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	533	52.58%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	260	25.65%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	142	14.04%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	65	6.45%

ULTRASHORT LATIN AMERICA PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	52,806	35.19%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	23,091	15.39%

	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	22,037	14.69%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10,947	7.30%

	GEOFFREY B CARTER TOD 447 OENOKE RIDGE NEW CANAAN CT 06840	7,535	5.02%

ULTRASHORT LATIN AMERICA PROFUND – SERVICE CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	5,181	47.79%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	3,427	31.61%

	MICHAEL R HULTHEN IRA 3372 OLD HICKORY LN MEDINA OH 442568285	1,532	14.13%

ULTRASHORT MID -CAP PROFUND – INVESTOR CLASS

	GOLWYN CAPITAL APPRECIATION LTD 3-5 AVE DES CITRONNIERS ATTN L GARBARINO 2ND FLOOR LE PRINCE DE GALLES MC MONACO 98000	81,779	26.27%

	MICHAEL S AMANN SEP IRA 211 CALIFORNIA AVE #501 SANTA MONICA CA 90403	31,805	10.22%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	29,229	9.39%

	E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	26,784	8.60%

ULTRASHORT MID-CAP PROFUND – SERVICE CLASS

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	4,982	28.12%

	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	4,337	24.48%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,754	15.54%
	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	2,573	14.52%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,502	8.48%

ULTRASHORT NASDAQ-100 PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	427,069	21.65%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	391,783	19.86%

	DEAN R JACOBS CAROLINA CATARACT CLINIC PS TRUST PS TRUST PO BOX 23098 DTD 10 92 COLUMBIA SC 29224	206,561	10.47%

ULTRASHORT NASDAQ-100 PROFUND – SERVICE CLASS

	MG TRUST CO AS AGENT FOR NTC CO CUSTODIAN FBO ANDERSON LAW GROUP PLLC PO BOX 5508 DENVER CO 80217	26,257	46.42%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11,960	21.14%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,625	15.25%

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5,627	9.95%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT SMALL-CAP PROFUND – INVESTOR CLASS

TRUST COMPANY OF AMERICA FBO 359 PO BOX 6503 ENGLEWOOD CO 801556503	2,070,448	37.48%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	578,948	10.48%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	561,731	10.17%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	475,439	8.61%

E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	338,095	6.12%

ULTRASHORT SMALL-CAP PROFUND – SERVICE CLASS

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	55,529	11.04%

ULTRASMALL-CAP PROFUND – INVESTOR CLASS

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	483,843	27.55%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	263,081	14.98%

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	217,606	12.39%

	ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	133,602	7.61%

ULTRASMALL-CAP PROFUND – SERVICE CLASS

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	12,758	11.43%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	6,965	6.24%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5,712	5.12%

UTILITIES ULTRASECTOR PROFUND – INVESTOR CLASS

	NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	230,290	56.94%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	53,541	13.24%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	31,588	7.81%

UTILITIES ULTRASECTOR PROFUND – SERVICE CLASS

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	17,052	40.02%

	TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,976	6.99%

	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	2,830	6.64%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.